As filed with the Securities and Exchange Commission on June 5, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21647

NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES
(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
Neuberger Berman Institutional Liquidity Series
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: March 31, 2009

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Neuberger Berman Money Market Funds

Neuberger Berman Government Money Fund
Neuberger Berman Institutional Cash Fund
Neuberger Berman Prime Money Fund
Neuberger Berman Tax-Free Money Fund
Neuberger Berman Treasury Fund

Annual Report

March 31, 2009

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY/MATURITY DIVERSIFICATION

Neuberger Berman Government Money Fund	2

Neuberger Berman Institutional Cash Fund	5

Neuberger Berman Prime Money Fund	5

Neuberger Berman Tax-Free Money Fund	8

Neuberger Berman Treasury Fund	11

FUND EXPENSE INFORMATION	17

SCHEDULE OF INVESTMENTS

Neuberger Berman Government Money Fund	19

Neuberger Berman Institutional Cash Fund	20

Neuberger Berman Prime Money Fund	22

Neuberger Berman Tax-Free Money Fund	24

Neuberger Berman Treasury Fund	30

FINANCIAL STATEMENTS	34

FINANCIAL HIGHLIGHTS/PER SHARE DATA

Neuberger Berman Government Money Fund	49

Neuberger Berman Institutional Cash Fund	50

Neuberger Berman Prime Money Fund	51

Neuberger Berman Tax-Free Money Fund	52

Neuberger Berman Treasury Fund	53

Reports of Independent Registered Public Accounting Firms	56

Directory	58

Trustees and Officers	59

Proxy Voting Policies and Procedures	68

Quarterly Portfolio Schedule	68

Notice to Shareholders	68

Board Consideration of the Management and Sub-Advisory Agreements (Neuberger Berman Treasury Fund)	68

Board Consideration of the New Management and Sub-Advisory Agreements	69

"Neuberger Berman" and the Neuberger Berman logo are registered service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC, formerly Neuberger Berman Management Inc. ©2009 Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC). All rights reserved.

President's Letter

Dear Fellow Shareholder,

I am pleased to present to you this annual report for the Neuberger Berman Money Market Funds for the fiscal year ended March 31, 2009. This report includes manager commentaries, a listing of the Funds' investments and their audited financial statements for the reporting period.

The fiscal year was difficult for investors, with the widespread defaults of mortgage debt sparking a worldwide recession and contributing to the destabilization of the global financial system. Extreme risk aversion contributed to a seizing in the credit markets as investors rushed to the perceived safety of short-term Treasuries.

During the reporting period, our portfolio managers remained focused on their investment disciplines, drawing on fundamental credit analysis, global economic research and industry market data to identify quality securities for the portfolios. As in the past, these managers continued to rely on the extensive resources of our firm when working to provide daily liquidity, generate income and preserve capital.

Risk is obviously a key concern in the current environment. As part of our longtime cash management process, all eligible security recommendations are carefully reviewed and approved by dedicated research teams. In addition, proprietary risk management tools are employed daily to ensure that the Funds remain within guidelines and are well diversified in light of market and interest-rate trends.

In light of market conditions, we decided during the fiscal year to have the Funds enroll in the U.S. Treasury Temporary Guarantee Program for Money Market Funds, which provides an extra layer of protection to our shareholders. In this program, the Treasury is currently guaranteeing investors $1.00 per share for each share held as of September 19, 2008 in any money market fund that chooses to participate. This program is scheduled to remain in place until September 18, 2009.

Going forward, our managers will continue to employ their proven disciplines in seeking to preserve assets and maintain liquidity for shareholders. As always, thank you for placing your trust in Neuberger Berman.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Neuberger Berman Government Money Fund Commentary

We are pleased to report that Neuberger Berman Government Money Fund outperformed the iMoneyNet Money Fund Report Government & Agencies Retail Average for the fiscal year ended March 31, 2009.

Extraordinary economic developments took place during the reporting period, prompting the federal government and central banks across the globe to take extreme actions to dampen the impact of the ongoing recession.

Events that many investors thought would never occur — including the collapse of some global financial firms and major bailouts for others — became a reality during the reporting period. Investors rushed to the safety of 90-day Treasuries and at times drove yields on the securities into negative territory. The Fed, meanwhile, acted to increase the money supply, cutting the target Fed Funds rate to close to zero by the end of calendar year 2008.

Among the most significant casualties affecting the financial landscape during the fiscal year was Lehman Brothers, which declared bankruptcy in September; Merrill Lynch also took significant losses and agreed to be acquired by Bank of America; and AIG, which insures debt held by numerous large financial firms, required a multi-billion-dollar federal bailout.

In the wake of these developments, one of the oldest money market managers disclosed that it had valued a substantial debt position as worthless, resulting in one of its money market funds "breaking a buck" (letting net asset value per share fall below a dollar) and placing a freeze on redemptions. Fear of further fallout grew, causing investors to seek safety in 90-day Treasuries, even when the securities were providing negative yields. As traditional lenders balked at financing short-term corporate debt, the credit markets seized, further stifling economic growth. During the 12-month reporting period, yields on three-month Treasury bills dropped from 1.38% to only 0.21% on March 31, 2009.

Throughout the reporting period, negative financial data were generally prevalent. The S&P/Case-Shiller U.S. National Home Price Index Index recorded significant declines; economic growth waned, with GDP falling by 6.3% in fourth-quarter calendar year 2008 and by 6.1% in first-quarter calendar year 2009; and unemployment rose, with more than four million jobs lost over the past 12 months.

The federal government, after a slow start, took an active stance in seeking to address economic and financial challenges. The Federal Reserve coordinated a reduction of interest rates with other central banks, eventually cutting the Fed Funds rate to a range of zero to 0.25%. The Fed widened its array of lending facilities and greatly expanded its balance sheet — announcing its intention to buy up to $300 billion in Treasuries and double its purchases of mortgage-backed securities to $1.45 trillion.

Also, in an action that was particularly significant to money market fund shareholders, the U.S. Treasury rolled out the Temporary Guarantee Program for Money Market Funds on September 29, 2008, insuring the value of shareholder accounts in Rule 2a-7 regulated money market funds as of September 19, 2008. All of Neuberger Berman's Money Market Funds are participating in the program, which is currently scheduled to last until September 18, 2009.

More recently, President Barack Obama signed into law a sizable economic recovery plan that includes spending programs for infrastructure and other projects as well as tax relief. In addition, the Treasury announced a major initiative to provide loans to banks and incentives to bring private capital into the banking system.

While there is considerable optimism that these programs will eventually reverse the direction of the declining economy, the biggest current question, in our opinion, is how long that will take. Toward the end of the reporting period, the economy showed some moderately encouraging signs, including improvements in some retail and home sales data.

In the fixed income markets, liquidity conditions including those affecting commercial paper and bank certificates of deposit have improved. Yet, the spread between Treasury securities and non-Treasury securities is still very wide, signaling investors' caution about the economy. In our view, massive federal intervention has prevented the recession from becoming more severe, but the economy still has a way to go before being declared healthy.

For the fiscal year ended March 31, 2009, Neuberger Berman Government Money Fund returned 1.22%1 compared to the iMoneyNet Money Fund Report Government & Agencies Retail Average of 1.08%. The Fund closed the period with a

0.22% seven-day current yield and a 0.22% seven-day effective yield; these figures more closely reflect current earnings than one-year figures.5 The weighted average maturity of the portfolio was 47.9 days as we took the opportunity to selectively purchase longer dated agencies on the heels of the surprising move by the Federal Reserve to purchase Treasury and agency securities on the open market. The Fed has, in our view, clearly undertaken a policy of quantitative easing. In targeting the quantity of reserves in the banking system as opposed to the price of reserves in the system, the Fed can provide additional stimulus given that the Fed Funds target rate is already near zero. Despite the low Fed Funds rate, we believe floating rate notes remain attractive since most are linked to LIBOR (the London InterBank Offered Rate), which remains elevated in a reflection of bank funding pressures. While we remain overweighted relative to the benchmark in repurchase agreements and overnight government obligations, we plan to continue our search for additional floating rate notes over the coming months.

Sincerely,

John Donohue and Eric D. Hiatt
Portfolio Co-Managers

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the prior business day on which the New York Stock Exchange was open, visit www.nb.com/performance. The composition, industries and holdings of the Fund are subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Notwithstanding the preceding statements, the Fund's shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held in the Fund as of September 19, 2008 subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds and provided they have not completely closed out their holdings in the Fund in the interim. The Program generally does not guarantee any new investments in the Fund made after September 19, 2008, and is scheduled to expire on September 18, 2009. (See the Fund's current prospectus as supplemented and Note G — U.S. Treasury Temporary Guarantee Program for Money Market Funds for more information about the Program's scope and limitations.)

Neuberger Berman Government Money Fund

TICKER SYMBOL

Investor Class	NBGXX

GOVERNMENT MONEY FUND

MATURITY DIVERSIFICATION

(% by Maturity)
1 – 7 Days	50.4%
8 – 30 Days	7.0
31 – 90 Days	19.9
91 – 180 Days	17.9
181+ Days	4.8

Neuberger Berman Institutional Cash Fund Commentary

Neuberger Berman Prime Money Fund Commentary

Neuberger Berman Institutional Cash Fund and Neuberger Berman Prime Money Fund slightly lagged the performance of the iMoneyNet Money Fund Report Taxable First Tier Institutional Average for the fiscal year ended March 31, 2009.

Extraordinary economic developments took place during the reporting period, prompting the federal government and central banks across the globe to take extreme actions to dampen the impact of the ongoing recession.

Events that many investors thought would never occur — including the collapse of some global financial firms and major bailouts for others — became a reality during the reporting period. Investors rushed to the safety of 90-day Treasuries and at times drove yields on the securities into negative territory. The Fed, meanwhile, acted to increase the money supply, cutting the target Fed Funds rate to close to zero by the end of calendar year 2008.

Among the most significant casualties affecting the financial landscape during the fiscal year was Lehman Brothers, which declared bankruptcy in September; Merrill Lynch also took significant losses and agreed to be acquired by Bank of America; and AIG, which insures debt held by numerous large financial firms, required a multi-billion-dollar federal bailout.

In the wake of these developments, one of the oldest money market managers disclosed that it had valued a substantial debt position as worthless, resulting in one of its money market funds "breaking a buck" (letting net asset value per share fall below a dollar) and placing a freeze on redemptions. Fear of further fallout grew, causing investors to seek safety in 90-day Treasuries, even when the securities were providing negative yields. As traditional lenders balked at financing short-term corporate debt, the credit markets seized, further stifling economic growth. During the 12-month reporting period, yields on three-month Treasury bills dropped from 1.38% to only 0.21% on March 31, 2009.

Throughout the reporting period, negative financial data were generally prevalent. The S&P/Case-Shiller U.S. National Home Price Index recorded significant declines; economic growth waned, with GDP falling by 6.3% in fourth-quarter calendar year 2008 and by 6.1% in first-quarter calendar year 2009; and unemployment rose, with more than four million jobs lost over the past 12 months.

The federal government, after a slow start, took an active stance in seeking to address economic and financial challenges. The Federal Reserve coordinated a reduction of interest rates with other central banks, eventually cutting the Fed Funds rate to a range of zero to 0.25%. The Fed widened its array of lending facilities and greatly expanded its balance sheet — announcing its intention to buy up to $300 billion in Treasuries and double its purchases of mortgage-backed securities to $1.45 trillion.

Also, in an action that was particularly significant to money market fund shareholders, the U.S. Treasury rolled out the Temporary Guarantee Program for Money Market Funds on September 29, 2008, insuring the value of shareholder accounts in Rule 2a-7 regulated money market funds as of September 19, 2008. All of Neuberger Berman's Money Market Funds are participating in the program, which is currently scheduled to last until September 18, 2009.

More recently, President Barack Obama signed into law a sizable economic recovery plan that includes spending programs for infrastructure and other projects as well as tax relief. In addition, the Treasury announced a major initiative to provide loans to banks and incentives to bring private capital into the banking system.

While there is considerable optimism that these programs will eventually reverse the direction of the declining economy, the biggest current question, in our opinion, is how long that will take. Toward the end of the reporting period, the economy showed some moderately encouraging signs, including improvements in some retail and home sales data.

In the fixed income markets, liquidity conditions including those affecting commercial paper and bank certificates of deposit have improved. Yet, the spread between Treasury securities and non-Treasury securities is still very wide, signaling investors' caution about the economy. In our view, massive federal intervention has prevented the recession from becoming more severe, but the economy still has a way to go before being declared healthy.

Neuberger Berman Institutional Cash Fund

For the fiscal year ended March 31, 2009, Neuberger Berman Institutional Cash Fund returned 1.79%3 compared to the iMoneyNet Money Fund Report Taxable First Tier Institutional Average's 1.86%. The Fund closed the period with a 0.36% seven-day current yield and a 0.36% seven-day effective yield; these figures more closely reflect current earnings than the one-year figures.5

The weighted average maturity of the Fund began the fiscal year at 38.8 days, and stood at 29.8 days on March 31, 2009. As a result of the dislocation in credit markets and the dismal global economy, we moderately adjusted the portfolio during the fiscal year. The Fund purchased only highly liquid commercial paper, time deposits, repurchase agreements and certificates of deposit with maturities of less than six months. We also targeted the Fund's amount of overnight liquidity at roughly 15-20% of assets and increased the portion of securities maturing within 30 days to more than 60% of portfolio assets. These measures, in conjunction with the selection of high-quality, liquid securities, reflected the Fund's focus on preservation of capital and liquidity. Our conservative guidelines and stringent credit policies generally enabled us to avoid products and issuers that experienced problems during the year. The Fund remains invested in high-quality, highly liquid issuers with 40.6% of the portfolio in A-1+ rated securities.

Neuberger Berman Prime Money Fund

For the fiscal year ended March 31, 2009, Neuberger Berman Prime Money Fund returned 1.75%3 compared to the iMoneyNet Money Fund Report Taxable First Tier Institutional Average's 1.86%. The Fund closed the period with a 0.20% seven-day current yield and a 0.20% seven-day effective yield; these figures more closely reflect current earnings than the one-year figures.5

The weighted average maturity of the Fund began the fiscal year at 41.2 days, and stood at 23.9 days on March 31, 2009. As a result of the dislocation in credit markets and the dismal global economy, we moderately adjusted the portfolio during the fiscal year. The Fund purchased only highly liquid commercial paper, repurchase agreements and certificates of deposit with maturities of less than six months. We also targeted the Fund's amount of overnight liquidity at roughly 15-20% of assets (finishing the period at 25%) and increased the portion of securities maturing within 30 days to more than 70% of portfolio assets. These measures, in conjunction with the selection of high-quality, liquid securities, reflected the Fund's focus on preservation of capital and liquidity. Our conservative guidelines and stringent credit policies generally enabled us to avoid products and issuers that experienced problems during the year. The Fund remains invested in high-quality, highly liquid issuers with 42.7% of the portfolio in A-1+ rated securities.

Sincerely,

John C. Donohue and Timothy J. Robey
Portfolio Co-Managers

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the prior business day on which the New York Stock Exchange was open, visit www.nb.com/performance. The composition, industries and holdings of each Fund are subject to change.

An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Notwithstanding the preceding statements, each Fund's shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held in a fund as of September 19, 2008 subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds and provided they have not completely closed out their holdings in a Fund in the interim. The Program generally does not guarantee any new investments in a Fund made after September 19, 2008, and is scheduled to expire on September 18, 2009. (See the Funds' current prospectus as supplemented and Note G — U.S. Treasury Temporary Guarantee Program for Money Market Funds for more information about the Program's scope and limitations.)

Neuberger Berman Institutional Cash Fund
Neuberger Berman Prime Money Fund

TICKER SYMBOLS

Neuberger Berman Institutional Cash Fund Trust Class	NBAXX
Neuberger Berman Prime Money Fund Trust Class	NBPXX

INSTITUTIONAL CASH FUND

MATURITY DIVERSIFICATION

(% by Maturity)
1 – 7 Days	21.6%
8 – 30 Days	41.4
31 – 90 Days	37.0
91 – 180 Days	0.0
181+ Days	0.0

PRIME MONEY FUND

MATURITY DIVERSIFICATION

(% by Maturity)
1 – 7 Days	39.3%
8 – 30 Days	31.5
31 – 90 Days	29.2
91 – 180 Days	0.0
181+ Days	0.0

Neuberger Berman Tax-Free Money Fund Commentary

We are pleased to report that Neuberger Berman Tax-Free Money Fund outperformed the iMoneyNet Money Fund Report Tax-Free National Institutional Average for the fiscal year ended March 31, 2009.

Extraordinary economic developments took place during the reporting period, prompting the federal government and central banks across the globe to take extreme actions to dampen the impact of the ongoing recession.

Events that many investors thought would never occur — including the collapse of some global financial firms and major bailouts for others — became a reality during the reporting period. Investors rushed to the safety of 90-day Treasuries and at times drove yields on the securities into negative territory. The Fed, meanwhile, acted to increase the money supply, cutting the target Fed Funds rate to close to zero by the end of calendar year 2008.

Among the most significant casualties affecting the financial landscape during the fiscal year was Lehman Brothers, which declared bankruptcy in September; Merrill Lynch also took significant losses and agreed to be acquired by Bank of America; and AIG, which insures debt held by numerous large financial firms, required a multi-billion-dollar federal bailout.

In the wake of these developments, one of the oldest money market managers disclosed that it had valued a substantial debt position as worthless, resulting in one of its money market funds "breaking a buck" (letting net asset value per share fall below a dollar) and placing a freeze on redemptions. Fear of further fallout grew, causing investors to seek safety in 90-day Treasuries, even when the securities were providing negative yields. During the 12-month reporting period, yields on three-month Treasury bills dropped from 1.38% to only 0.21% on March 31, 2009.

Yields on Variable Rate Demand Notes (VRDNs), which trade at par, rose as much as 15% by the fall of calendar year 2008. Yet, as fears within the credit markets eased, the VRDN market returned to normal and yields on the securities declined. A lack of defaults among short-term VRDNs during the period reflects how these securities, which come with attractive put options, have been well equipped to survive tough market conditions.

Throughout the reporting period, negative financial data were generally prevalent. The S&P/Case-Shiller U.S. National Home Price Index recorded significant declines; economic growth waned, with GDP falling by 6.3% in fourth-quarter calendar year 2008 and by 6.1% in first-quarter calendar year 2009; and unemployment rose, with more than four million jobs lost over the past 12 months.

The federal government, after a slow start, took an active stance in seeking to address economic and financial challenges. The Federal Reserve coordinated a reduction of interest rates with other central banks, eventually cutting the Fed Funds rate to a range of zero to 0.25%. The Fed widened its array of lending facilities and greatly expanded its balance sheet — announcing its intention to buy up to $300 billion in Treasuries and double its purchases of mortgage-backed securities to $1.45 trillion.

Also, in an action that was particularly significant to money market fund shareholders, the U.S. Treasury rolled out the Temporary Guarantee Program for Money Market Funds on September 29, 2008, insuring the value of shareholder accounts in Rule 2a-7 regulated money market funds as of September 19, 2008. All of Neuberger Berman's Money Market Funds are participating in the program, which is currently scheduled to last until September 18, 2009.

More recently, President Barack Obama signed into law a sizable economic recovery plan that includes spending programs for infrastructure and other projects as well as tax relief. In addition, the Treasury announced a major initiative to provide loans to banks and incentives to bring private capital into the banking system.

While there is considerable optimism that these programs will eventually reverse the direction of the declining economy, the biggest current question, in our opinion, is how long that will take. Toward the end of the reporting period, the economy showed some moderately encouraging signs, including improvements in some retail and home sales data. Liquidity conditions, including those affecting municipal debt, had also improved considerably. VRDN yields had dropped, somewhat tracking the decline in the Fed Funds rate. Still, many municipal securities traded at what we perceived as low valuations in comparison to taxable debt, reflecting that investors may still have concerns about the stability of money market securities from public issuers. However, we believe the market has overreacted, making this an attractive time for purchasing short-term municipal debt.

Going forward, a significant question is how long it will take for massive federal intervention, designed to prevent the recession from becoming more severe, to show results. Clearly, we believe, the economy still has a way to go before being declared healthy. During these difficult times, we will continue to focus on liquidity and safety by investing approximately 85% of the Fund's assets in VRDNs, with the remaining assets allocated to short-term municipal debt.

For the fiscal year ended March 31, 2009, Neuberger Berman Tax-Free Money Fund returned 1.94%,2 compared to the iMoneyNet Money Fund Report Tax-Free National Institutional Average's 1.52%. The Fund closed the reporting period with a 0.94% seven-day current yield and a 0.94% seven-day effective yield; as well as a 1.45% seven-day tax-equivalent current yield and a 1.46% seven-day tax equivalent effective yield; these figures more closely reflect current earnings than the one-year figures.5,6

Sincerely,

William J. Furrer and Kristian Lind
Portfolio Co-Managers

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the prior business day on which the New York Stock Exchange was open, visit www.nb.com/performance. The composition, industries and holdings of the Fund are subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Notwithstanding the preceding statements, the Fund's shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held in the Fund as of September 19, 2008 subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds and provided they have not completely closed out their holdings in the Fund in the interim. The Program generally does not guarantee any new investments in the Fund made after September 19, 2008, and is scheduled to expire on September 18, 2009. (See the Fund's current prospectus as supplemented and Note G — U.S. Treasury Temporary Guarantee Program for Money Market Funds for more information about the Program's scope and limitations.)

Neuberger Berman Tax-Free Money Fund

TICKER SYMBOL

Reserve Class	LBTXX

TAX-FREE MONEY FUND

MATURITY DIVERSIFICATION

(% by Maturity)
1 – 7 Days	95.6%
8 – 30 Days	0.4
31 – 90 Days	1.5
91 – 180 Days	0.7
181+ Days	1.8

Neuberger Berman Treasury Fund Commentary

We are pleased to report that Neuberger Berman Treasury Fund outperformed the iMoneyNet Money Fund Report Treasury & Repo Institutional Average for the fiscal year ended March 31, 2009.

Extraordinary economic developments took place during the reporting period, prompting the federal government and central banks across the globe to take extreme actions to dampen the impact of the ongoing recession.

Events that many investors thought would never occur — including the collapse of some global financial firms and major bailouts for others — became a reality during the reporting period. Investors rushed to the safety of 90-day Treasuries and at times drove yields on the securities into negative territory. The Fed, meanwhile, acted to increase the money supply, cutting the target Fed Funds rate to close to zero by the end of calendar year 2008.

Among the most significant casualties affecting the financial landscape during the fiscal year was Lehman Brothers, which declared bankruptcy in September; Merrill Lynch also took significant losses and agreed to be acquired by Bank of America; and AIG, which insures debt held by numerous large financial firms, required a multi-billion-dollar federal bailout.

In the wake of these developments, one of the oldest money market managers disclosed that it had valued a substantial debt position as worthless, resulting in one of its money market funds "breaking a buck" (letting net asset value per share fall below a dollar) and placing a freeze on redemptions. Fear of further fallout grew, causing investors to seek safety in 90-day Treasuries, even when the securities were providing negative yields. As traditional lenders balked at financing short-term corporate debt, the credit markets seized, further stifling economic growth. During the 12-month reporting period, yields on three-month Treasury bills dropped from 1.38% to only 0.21% on March 31, 2009.

Throughout the reporting period, negative financial data were generally prevalent. The S&P/Case-Shiller U.S. National Home Price Index recorded significant declines; economic growth waned, with GDP falling by 6.3% in fourth-quarter calendar year 2008 and by 6.1% in first-quarter calendar year 2009; and unemployment rose, with more than four million jobs lost over the past 12 months.

The federal government, after a slow start, took an active stance in seeking to address economic and financial challenges. The Federal Reserve coordinated a reduction of interest rates with other central banks, eventually cutting the Fed Funds rate to a range of zero to 0.25%. The Fed widened its array of lending facilities and greatly expanded its balance sheet — announcing its intention to buy up to $300 billion in Treasuries and double its purchases of mortgage-backed securities to $1.45 trillion.

Also, in an action that was particularly significant to money market fund shareholders, the U.S. Treasury rolled out the Temporary Guarantee Program for Money Market Funds on September 29, 2008, insuring the value of shareholder accounts in Rule 2a-7 regulated money market funds as of September 19, 2008. All of Neuberger Berman's Money Market Funds are participating in the program, which is currently scheduled to last until September 18, 2009.

More recently, President Barack Obama signed into law a sizable economic recovery plan that includes spending programs for infrastructure and other projects as well as tax relief. In addition, the Treasury announced a major initiative to provide loans to banks and incentives to bring private capital into the banking system.

While there is considerable optimism that these programs will eventually reverse the direction of the declining economy, the biggest current question, in our opinion, is how long that will take. Toward the end of the reporting period, the economy showed some moderately encouraging signs, including improvements in some retail and home sales data.

In the fixed income markets, liquidity conditions including those affecting commercial paper and bank certificates of deposit have improved. Yet, the spread between Treasury securities and non-Treasury securities is still very wide, signaling investors' caution about the economy. In our view, massive federal intervention has prevented the recession from becoming more severe, but the economy still has a way to go before being declared healthy.

For the fiscal year ended March 31, 2009, Neuberger Berman Treasury Fund returned 0.97%4 compared to the iMoneyNet Money Fund Report Treasury & Repo Institutional Average's 0.85%. The Fund closed the period with a 0.14% seven-day current yield and a 0.14% seven-day effective yield; these figures more closely reflect current earnings than the one-year figures.5 The weighted average maturity of the Fund was 44.3 days as we took the opportunity to selectively purchase longer dated Treasury bills on the heels of the surprising move by the Federal Reserve to purchase Treasury and agency securities on the open market. The Federal Reserve has, in our view, clearly undertaken a policy of quantitative easing. In targeting the quantity of reserves in the banking system as opposed to the price of reserves in the system, the Fed can provide additional stimulus given that the Fed Funds target rate is already near zero. Despite record issuance of short Treasuries in order to fund the burgeoning deficit, interest rates have not risen meaningfully. We plan to use occasions in which rates rise to purchase securities in the six to 12-month range. Finally, we remain overweighted relative to the benchmark in repurchase agreements and short-maturity Treasury positions.

Sincerely,

John C. Donohue and Eric D. Hiatt
Portfolio Co-Managers

Performance data quoted represent past performance, which is no guarantee of future results. The investment return on an investment in a money market fund will fluctuate. Current performance may be lower or higher than the performance data quoted. For performance data current to the prior business day on which the New York Stock Exchange was open, visit www.nb.com. The composition, industries and holdings of the Fund are subject to change.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Notwithstanding the preceding statements, the Fund's shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held in the Fund as of September 19, 2008 subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds and provided they have not completely closed out their holdings in the Fund in the interim. The Program generally does not guarantee any new investments in the Fund made after September 19, 2008, and is scheduled to expire on September 18, 2009. (See the Fund's current prospectus as supplemented and Note G — U.S. Treasury Temporary Guarantee Program for Money Market Funds for more information about the Program's scope and limitations.)

Neuberger Berman Treasury Fund

TICKER SYMBOL

Institutional Class	LHKXX

TREASURY FUND

MATURITY DIVERSIFICATION

(% by Maturity)
1 – 7 Days	53.9%
8 – 30 Days	8.7
31 – 90 Days	10.8
91 – 180 Days	21.6
181+ Days	5.0

Endnotes

1	Neuberger Berman Management LLC ("Management") has contractually undertaken to forgo current payment of fees and/or reimburse the Investor Class of Neuberger Berman Government Money Fund for its operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") plus its pro rata portion of its corresponding Master Series' Operating Expenses prior to October 6, 2008 which exceed 0.45% of the class' average daily net assets. The undertaking lasts until March 31, 2012. The Investor Class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed the above-stated expense limitation and the repayments are made within three years after the year in which Management issued the reimbursement or waived fees. In addition to the contractual limitation, Management has voluntarily reimbursed the Investor Class of the Fund an additional 0.28% per annum of the class' average daily net assets beginning on March 25, 2009 until further notice. Management may, at its sole discretion, modify or terminate this voluntary commitment without notice to the Fund. For the year ended March 31, 2009, if reimbursements and/or waivers had not been made, performance would have been lower.

2	Management has voluntarily undertaken to reimburse and/or waive certain expenses of the Reserve Class of Neuberger Berman Tax-Free Money Fund so that the total annual Operating Expenses of that class of the Fund are limited to 0.23% of average daily net assets. Management may, at its sole discretion, modify or terminate this voluntary commitment without notice to the Fund. Management has contractually undertaken to forgo current payment of fees and/or reimburse the management fee of the Fund so that the management fee is limited to 0.08% of the Fund's average daily net assets. The undertaking lasts until March 31, 2012. The Fund has agreed to repay Management for fees and expenses forgone and/or its excess management fees previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual management fees during the period do not exceed the above-stated expense limitation and the repayments are made within three years after the year in which Management issued the reimbursement or waived fees. Prior to February 19, 2009, Management voluntarily reimbursed and/or waived certain expenses of the Reserve Class of the Fund so that the total annual Operating Expenses of that class of the Fund were limited to 0.20% of average daily net assets. For the year ended March 31, 2009, if reimbursements and/or waivers had not been made, performance would have been lower.

3	Management has contractually undertaken to forgo current payment of fees and/or reimburse the Trust Class of Neuberger Berman Institutional Cash Fund and Neuberger Berman Prime Money Fund for their Operating Expenses plus their pro rata portion of their corresponding Master Series' Operating Expenses prior to September 29, 2008 which exceed 0.41% of the class' average daily net assets. These undertakings last until March 31, 2012. The Trust Class of each Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed the above-stated expense limitation and the repayments are made within three years after the year in which Management issued the reimbursement or waived fees. For the year ended March 31, 2009, there was no waiver or reimbursement of expenses by Management to either Fund, and no repayment to Management by either Fund.

4	Management has contractually undertaken to forgo current payment of fees and/or reimburse the Institutional Class of Neuberger Berman Treasury Fund for its Operating Expenses plus its pro rata portion of its corresponding Master Series' Operating Expenses prior to December 15, 2008 which exceed 0.20% of the class' average daily net assets. The undertaking lasts until March 31, 2012. The Institutional Class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed the above-stated expense limitation and the repayments are made within three years after the year in which Management issued the reimbursement or waived fees. In addition to the contractual limitation, beginning December 19, 2006, Management has voluntarily reimbursed the Institutional Class of the Fund an additional 0.10% per annum of the class' average daily net assets until June 30, 2008, 0.08% until August 4, 2008 and 0.05% thereafter. Management may, at its sole discretion, modify or terminate this voluntary commitment without notice to the Fund. For the year ended March 31, 2009, if reimbursements and/or waivers had not been made, performance would have been lower.

5	"Current yield" of a money market fund refers to the income generated by an investment in a fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

6	Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a fund's income is exempt from federal income taxes.

Glossary of Indices

iMoneyNet Money Fund Report Government & Agencies Retail Average:	Measures the performance of retail money market mutual funds which invest in obligations of the U.S. Treasury (T-Bills), repurchase agreements, or U.S. Government Agency securities.
iMoneyNet Money Fund Report Tax-Free National Institutional Average:

Measures all national tax-free and municipal institutional funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds — 6 months or less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free holdings.

iMoneyNet Money Fund Report Treasury & Repo Institutional Average:	Measures the performance of institutional money market mutual funds which invest in obligations of the U.S. Treasury (T-Bills) and repurchase agreements.
iMoneyNet Money Fund Report Taxable First Tier Institutional Average:	Measures the performance of institutional money market mutual funds which invest in anything allowable, except Second Tier Commercial Paper.

Please note that an index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC and include reinvestment of all dividends and capital gain distributions. A Fund may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include a fund's proportionate share of expenses of its corresponding master series (if applicable), management fees, administrative service fees and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended March 31, 2009 and held for the entire period. The tables illustrate each fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Information as of 3/31/09 (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)***
	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During the Period* 10/1/08 - 3/31/09	Expense Ratio	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During the Period* 10/1/08 - 3/31/09	Expense Ratio
Neuberger Berman Government Money Fund**
Investor Class	$1,000.00	$1,002.40	$1.95	.39%	$1,000.00	$1,022.99	$1.97	.39%
Neuberger Berman Institutional Cash Fund
Trust Class	$1,000.00	$1,005.60	$1.50	.30%	$1,000.00	$1,023.44	$1.51	.30%
Neuberger Berman Prime Money Fund
Trust Class	$1,000.00	$1,005.40	$1.65	.33%	$1,000.00	$1,023.29	$1.66	.33%
Neuberger Berman Tax-Free Money Fund**
Reserve Class	$1,000.00	$1,009.20	$1.40	.28%	$1,000.00	$1,023.54	$1.41	.28%
Neuberger Berman Treasury Fund**
Institutional Class	$1,000.00	$1,000.70	$1.00	.20%	$1,000.00	$1,023.93	$1.01	.20%

*  Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

**  The fund's expense ratio includes its proportionate share of the expenses of its corresponding master series (prior to October 6, 2008 for Government Money and Tax-Free Money and December 15, 2008 for Treasury).

***  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Neuberger Berman Government Money Fund

PRINCIPAL AMOUNT		VALUE††
(000's omitted)		(000's omitted)
U.S. Government Agency Securities (53.5%)
$145,000	Fannie Mae, Disc. Notes, 0.35% – 2.90%, due 4/22/09 – 12/28/09	$144,661
12,500	Fannie Mae, Notes, 5.13%, due 7/13/09	12,665
13,200	Federal Farm Credit Bank, Floating Rate Bonds, 0.31%, due 5/27/09	13,200	µ
51,735	Federal Home Loan Bank, Bonds, 2.30% – 3.00%, due 4/14/09 – 8/4/09	51,837
431,994	Federal Home Loan Bank, Disc. Notes, 0.25% – 3.05%, due 4/1/09 – 12/22/09	431,556
123,600	Federal Home Loan Bank, Floating Rate Notes, 0.49% – 1.16%, due 4/23/09 – 12/8/09	123,650	µ
273,111	Freddie Mac, Disc. Notes, 0.31% – 2.75%, due 4/13/09 – 12/24/09	272,654
45,000	Freddie Mac, Floating Rate Notes, 0.44% & 1.09%, due 4/7/09 – 9/25/09	45,018	µ
	Total U.S. Government Agency Securities	1,095,241
Repurchase Agreements (46.5%)
152,857	Goldman Sachs Repurchase Agreement, 0.17%, due 4/1/09, dated 3/31/09, Maturity Value $152,857,722, Collateralized by $461,348,220, Fannie Mae, 4.00% – 8.00%, due 12/1/14 – 3/1/48 and $162,021,103, Freddie Mac, 4.00% – 8.50%, due 5/1/18 – 9/1/38 (Collateral Value $155,914,141)	152,857
700,000	Merrill Lynch Repurchase Agreement, 0.25%, due 4/1/09, dated 3/31/09, Maturity Value $700,004,861, Collateralized by $5,175,285,893, Government National Mortgage Association, 2.50% – 16.00%, due 5/15/09 – 3/15/39, $1,740,000, Federal Farm Credit Bank, 3.05% & 3.45%, due 2/16/13 & 3/24/14, $5,780,000, Federal Home Loan Bank, 2.35% – 5.25%, due 1/30/12 – 3/26/15 and $642,378,573, Freddie Mac, 4.50% – 6.50%, due 3/1/18 – 10/1/38 (Collateral Value $714,003,057)	700,000
100,000	RBC Capital Repurchase Agreement, 0.30%, due 4/1/09, dated 3/31/09, Maturity Value $100,000,833, Collateralized by $42,210,652, Fannie Mae, 4.50% & 5.15%, due 3/1/29 & 3/1/38 and $62,316,624, Freddie Mac, 4.99%, due 7/1/38 (Collateral Value $102,000,000)	100,000
	Total Repurchase Agreements	952,857
	Total Investments (100.0%)	2,048,098
	Cash, receivables and other assets, less liabilities (0.0%)	222
	Total Net Assets (100.0%)	$2,048,320

See Notes to Schedule of Investments                                     19

Schedule of Investments Neuberger Berman Institutional Cash Fund

PRINCIPAL AMOUNT		VALUE††
(000's omitted)		(000's omitted)
Certificates of Deposit (1.8%)
$10,000	Svenska Handelsbanken AB, Yankee CD, 0.75%, due 4/8/09	$10,000
25,000	UBS AG Stamford Branch, Yankee CD, 1.00%, due 5/27/09	25,000
	Total Certificates of Deposit	35,000
Commercial Paper (88.8%)
Asset-Backed Securities (50.4%)
50,000	Amsterdam Funding Corp., 0.45% & 0.87%, due 4/13/09 & 5/19/09	49,982	ñ
50,000	Antalis US Funding Corp., 0.90%, due 4/9/09	49,990	ñ
48,050	Atlantic Asset Securitization Corp., 0.40%, due 4/9/09	48,046	ñ
50,000	Barton Capital Corp., 0.40%, due 4/13/09	49,993	ñ
25,000	Cancara Asset Securitization Ltd., 0.90%, due 4/14/09	24,992	ñ
50,000	Chariot Funding LLC, 0.40% – 0.50%, due 4/7/09 – 6/22/09	49,973	ñ
35,000	Charta LLC, 0.70%, due 5/19/09	34,967	ñ
50,000	Ciesco LLC, 0.40% & 0.85%, due 4/6/09 & 5/4/09	49,990	ñ
60,000	CRC Funding LLC, 0.40% & 0.65%, due 4/8/09 & 4/21/09	59,992	ñ
43,753	Edison Asset Securitization LLC, 0.43%, due 4/13/09 & 4/14/09	43,746	ñ
56,582	Fairway Finance Corp., 0.42% – 0.60%, due 4/2/09 – 6/17/09	56,560	ñ
55,000	Grampian Funding LLC, 0.60% & 1.51%, due 4/1/09 & 4/2/09	54,999	ñ
25,000	Kitty Hawk Funding Corp., 0.60%, due 6/1/09	24,975	ñ
15,000	Matchpoint Master Trust, 0.70%, due 6/16/09	14,978	ñ
50,000	Old Line Funding LLC, 0.35% & 0.55%, due 4/8/09 & 6/3/09	49,974	ñ
45,000	Park Avenue Receivables Corp., 0.45% & 0.50%, due 4/3/09	44,999	ñ
30,000	Picaros Funding PLC, 1.35%, due 4/20/09	29,979	ñ
48,087	Regency Markets No. 1 LLC, 0.55% & 0.72%, due 4/27/09 & 6/10/09	48,055	ñ
35,000	Sheffield Receivables Corp., 0.48%, due 5/26/09	34,974	ñ
35,000	Solitaire Funding LLC, 0.52%, due 4/23/09	34,989	ñ
41,615	Thames Asset Securitization LLC, 0.80% & 0.90%, due 4/20/09 & 6/12/09	41,569	ñ
40,000	Thunder Bay Funding LLC, 0.45%, due 4/1/09 & 4/14/09	39,996	ñ
40,000	Tulip Funding Corp., 0.35% & 0.50%, due 4/1/09 & 4/15/09	39,995	ñ
		977,713
Banking (38.4%)
60,000	Allied Irish Banks PLC, 1.01% & 1.31%, due 5/12/09 & 6/10/09	59,889	ñ
25,000	Bank of Ireland, 1.44%, due 6/9/09	24,931	ñ
40,000	Bank of Nova Scotia NY, 0.57% & 0.74%, due 5/8/09 & 6/23/09	39,961
34,134	BNP Paribas NY, 0.74%, due 6/19/09	34,079
40,000	Calyon NY, 0.79%, due 6/19/09	39,931
40,000	CBA (DE) Finance, Inc., 0.63%, due 4/16/09	39,989
25,000	Danske Corp., 0.50%, due 4/1/09	25,000	ñ
50,000	Dexia Delaware LLC, 0.93%, due 4/13/09	49,984
50,000	ING Funding LLC, 0.94%, due 5/11/09	49,948
25,000	KBC Finance Products Ltd., 0.85%, due 4/8/09	24,996	ñ
40,000	Nationwide Building Society, 1.03% & 1.10%, due 5/7/09 & 5/12/09	39,954	ñ
40,000	Nordea NA, Inc., 0.52%, due 4/21/09	39,988
40,000	Rabobank USA, 0.49%, due 4/23/09	39,988
10,000	Royal Bank of Canada, 0.22%, due 4/21/09	9,999
40,000	Royal Bank of Scotland, 1.02%, due 5/11/09	39,955
50,000	Societe Generale NA, 0.59% & 1.00%, due 5/26/09 & 6/12/09	49,927
45,000	Svenska Handelsbanken AB, 0.87% & 0.88%, due 6/11/09	44,923
10,000	UBS Finance, Inc., 1.40%, due 6/10/09	9,973
45,000	Unicredito Italiano PLC, 1.10%, due 4/29/09	44,961	ñ
35,000	Westpac Banking Corp., 0.55%, due 6/25/09	34,955	ñ
		743,331
	Total Commercial Paper	1,721,044

See Notes to Schedule of Investments                                     20

PRINCIPAL AMOUNT		VALUE††
(000's omitted)		(000's omitted)
Time Deposits (0.9%)
$18,074	Citibank NA Nassau, 0.22%, due 4/1/09	$18,074
Repurchase Agreements (8.5%)
15,000	Bank of America Repurchase Agreement, 0.22%, due 4/1/09, dated 3/31/09, Maturity Value $15,000,092, Collateralized by $21,758,299, Freddie Mac, 5.00%, due 7/1/35 (Collateral Value $15,300,001)	15,000
42,110	Goldman Sachs Repurchase Agreement, 0.02%, due 4/1/09, dated 3/31/09, Maturity Value $42,110,023, Collateralized by $31,585,100, U.S. Treasury Bonds, 6.13%, due 11/15/27 (Collateral Value $42,952,295)	42,110
32,750	Goldman Sachs Repurchase Agreement, 0.17%, due 4/1/09, dated 3/31/09, Maturity Value $32,750,155, Collateralized by $469,722,270, Fannie Mae, 4.00% – 10.00%, due 5/1/12 – 1/1/39 and $140,986,007, Freddie Mac, 4.00% – 8.50%, due 7/1/11 – 2/1/39 (Collateral Value $33,405,000)	32,750
75,000	RBC Capital Repurchase Agreement, 0.30%, due 4/1/09, dated 3/31/09, Maturity Value $75,000,625, Collateralized by $116,860,824, Fannie Mae, 5.15% & 6.50%, due 11/1/36 & 3/1/38 (Collateral Value $76,500,000)	75,000
	Total Repurchase Agreements	164,860
	Total Investments (100.0%)	1,938,978
	Liabilities, less cash, receivables and other assets [(0.0%)]	(392)
	Total Net Assets (100.0%)	$1,938,586

See Notes to Schedule of Investments                                     21

Schedule of Investments Neuberger Berman Prime Money Fund

PRINCIPAL AMOUNT		VALUE††
(000's omitted)		(000's omitted)
Certificates of Deposit (0.6%)
$5,000	Svenska Handelsbanken AB, Yankee CD, 0.85%, due 4/8/09	$5,000
Commercial Paper (74.4%)
Asset-Backed Securities (44.8%)
15,000	Amsterdam Funding Corp., 0.81%, due 5/11/09	14,986	ñ
15,000	Antalis US Funding Corp., 0.90% & 0.95%, due 4/9/09 & 5/8/09	14,993	ñ
15,000	Atlantic Asset Securitization Corp., 0.40%, due 4/6/09	14,999	ñ
20,000	Barton Capital Corp., 0.50%, due 4/6/09	19,999	ñ
10,000	Cancara Asset Securitization Ltd., 1.05%, due 5/7/09	9,990	ñ
20,000	Chariot Funding LLC, 0.35%, due 4/15/09	19,997	ñ
15,000	Charta LLC, 0.75%, due 5/4/09	14,990	ñ
15,000	Ciesco LLC, 0.85%, due 5/18/09	14,983	ñ
20,000	CRC Funding LLC, 0.40%, due 4/8/09	19,998	ñ
15,000	Edison Asset Securitization LLC, 0.43%, due 4/14/09	14,998	ñ
20,000	Fairway Finance Corp., 0.42%, due 4/2/09	20,000	ñ
20,000	Grampian Funding LLC, 1.51%, due 4/2/09	19,999	ñ
20,000	Kitty Hawk Funding Corp., 0.60%, due 4/6/09	19,998	ñ
15,000	Matchpoint Master Trust, 0.65%, due 6/25/09	14,977	ñ
20,000	Old Line Funding LLC, 0.55%, due 4/2/09	20,000	ñ
20,000	Picaros Funding LLC, 1.40%, due 4/9/09	19,994	ñ
15,000	Sheffield Receivables Corp., 0.50%, due 4/24/09	14,995	ñ
15,000	Solitaire Funding LLC, 0.43%, due 4/9/09	14,999	ñ
15,000	Thames Asset Securitization LLC, 0.70%, due 5/15/09	14,987	ñ
10,000	Thunder Bay Funding LLC, 0.50%, due 6/15/09	9,990	ñ
10,000	Tulip Funding Corp., 0.55%, due 5/29/09	9,991	ñ
20,000	Yorktown Capital LLC, 0.50%, due 4/24/09	19,994	ñ
		359,857
Banking (29.6%)
10,000	Allied Irish Banks PLC, 1.31%, due 6/10/09	9,975	ñ
10,000	Bank of Ireland, 1.44%, due 6/9/09	9,972	ñ
10,000	Bank of Nova Scotia NY, 0.57%, due 6/23/09	9,987
15,000	Caisse Nationale d'Epargne, 0.79%, due 6/1/09	14,980	ñ
15,000	Calyon NY, 0.79%, due 6/19/09	14,974
20,000	CBA (DE) Finance, Inc., 0.63%, due 4/16/09	19,995
15,000	Dexia Delaware LLC, 0.64% & 1.51%, due 4/15/09 & 6/8/09	14,984
15,000	ING Funding LLC, 0.75% & 0.94%, due 5/11/09 & 5/15/09	14,985
10,000	Nordea NA, Inc., 0.52%, due 4/21/09	9,997
20,000	Rabobank USA, 0.49%, due 4/23/09	19,994
22,500	Royal Bank of Canada, 0.22%, due 4/21/09	22,497
10,000	Royal Bank of Scotland, 0.97%, due 5/15/09	9,988
20,000	Societe Generale NA, 0.35% – 1.00%, due 4/21/09 – 6/12/09	19,975
5,000	Svenska Handelsbanken AB, 0.87%, due 6/11/09	4,991
15,000	UBS Finance, Inc., 0.58% & 1.40%, due 4/29/09 & 6/10/09	14,981
15,000	Unicredito Italiano PLC, 1.10%, due 4/29/09	14,987	ñ
10,000	Westpac Banking Corp., 0.55%, due 6/25/09	9,987	ñ
		237,249
	Total Commercial Paper	597,106

See Notes to Schedule of Investments                                     22

PRINCIPAL AMOUNT		VALUE††
(000's omitted)		(000's omitted)
Repurchase Agreements (25.0%)
$15,000	Bank of America Repurchase Agreement, 0.22%, due 4/1/09, dated 3/31/09, Maturity Value $15,000,092, Collateralized by $22,483,090, Fannie Mae, 5.00%, due 3/1/35 (Collateral Value $15,300,000)	$15,000
110,412	Goldman Sachs Repurchase Agreement, 0.17%, due 4/1/09, dated 3/31/09, Maturity Value $110,412,521, Collateralized by $124,364,427, Freddie Mac, 4.50% – 8.00%, due 3/1/19 – 11/1/38 and $392,139,278, Fannie Mae, 4.00% – 8.50%, due 11/1/14 – 9/1/48 (Collateral Value $112,620,240)	110,412
75,000	RBC Capital Repurchase Agreement, 0.30%, due 4/1/09, dated 3/31/09, Maturity Value $75,000,625, Collateralized by $77,370,725, Freddie Mac, 5.57%, due 11/1/37 and $3,839,932, Fannie Mae, 5.15%, due 3/1/38 (Collateral Value $76,500,001)	75,000
	Total Repurchase Agreements	200,412
	Total Investments (100.0%)	802,518
	Liabilities, less cash, receivables and other assets [(0.0%)]	(143)
	Total Net Assets (100.0%)	$802,375

See Notes to Schedule of Investments                                     23

Schedule of Investments Neuberger Berman Tax-Free Money Fund

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Alabama (3.8%)
$10,890	Birmingham Waterworks & Swr. Board Wtr. & Swr. Rev., Ser. 2009-10412, (FSA Insured), 0.83%, due 4/2/09	$10,890	ñµh
3,495	Jefferson Co. Public Park & Recreation Board Rev. (YMCA Proj.), Ser. 2005, (LOC: AmSouth Bank), 1.54%, due 4/2/09	3,495	µß
13,800	Mobile Spring Hill College Ed. Bldg. Au. Rev. (Spring Hill College Proj.), Ser. 2007, (LOC: Regions Bank), 1.55%, due 4/1/09	13,800	µß
		28,185
Arkansas (0.4%)
2,650	Arkansas St. Dev. Fin. Au. Hosp. Rev. (Washington Reg. Med. Ctr.), Ser. 2000, 7.38%, due 2/1/29 Pre-Refunded 2/1/10	2,810	ß
California (2.3%)
4,900	California Ed. Facs. Au. Rev. (Floater Cert.), Ser. 2001-487, (LOC: Morgan Stanley), 0.54%, due 4/2/09	4,900	µ
6,000	California St. G.O., 3.75%, due 4/9/09	6,000	ß
3,110	California St. G.O. (Muni. Sec. Trust Receipts), Ser. 2001-135, (AMBAC Insured), 0.55%, due 4/1/09	3,110	ñµt
1,200	Los Angeles Dept. Wtr. & Pwr. Rev. (Floaters), Ser. 2005-1243, (FSA Insured), 0.54%, due 4/2/09	1,200	µs
1,290	Southern Kern Unified Sch. Dist. G.O. BANS, Ser. 2008, 4.00%, due 12/1/09	1,307
900	Union City Multi-Family Rev. (Floater), Ser. 2007-122G, (LOC: Goldman Sachs), 0.81%, due 4/2/09	900	µ
		17,417
Colorado (2.4%)
2,000	Central Platte Valley Metro. Dist. G.O., Ser. 2001-A, (LOC: BNP Paribas), 5.00%, due 12/1/09	2,047	µ
10,975	Colorado Ed. & Cultural Facs. Au. Rev. (Floaters), Ser. 2007-1557, (FGIC Insured), 0.54%, due 4/2/09	10,975	µbb
5,050	Colorado Ed. & Cultural Facs. Au. Rev. (Nat'l Jewish Federal Board Prog.), Ser. 2009-C7, (LOC: U.S. Bank), 0.50%, due 4/1/09	5,050	µ
		18,072
Delaware (1.7%)
12,785	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1007, (LOC: Branch Banking & Trust Co.), 0.54%, due 4/2/09	12,785	µ
Florida (7.1%)
6,725	Alachua Co. Hlth. Fac. Au. Continuing Care Rev. (Oak Hammock Univ. Proj.), Ser. 2002-A, (LOC: Bank of Scotland), 0.40%, due 4/1/09	6,725	µß
7,000	BB&T Muni. Trust Var. Sts. (Floaters), Ser. 2008-1012, (LOC: Branch Banking & Trust Co.), 0.54%, due 4/2/09	7,000	µ
5,000	BB&T Muni. Trust Var. Sts. (Floaters), Ser.2009-1034, (LOC: Branch Banking & Trust Co.), 0.56%, due 4/2/09	5,000	ñµ
600	Capital Proj. Fin. Au. Continuing Care Retirement (Glenridge on Palmer Ranch), Ser. 2002-B, 7.63%, due 6/1/32 Pre-Refunded 6/1/09	610	µß
13,000	Fiu Athletics Fin. Corp. Cap. Imp. Rev. (Football Stadium Proj.), Ser. 2007-A, (LOC: Regions Bank), 1.04%, due 4/2/09	13,000	µ
4,300	Jacksonville Hlth. Facs. Au. Hosp. Rev. (Baptist Med.), Ser. 2003-B, (LOC: Bank of America), 0.35%, due 4/1/09	4,300	µß
5,185	Lee Co. Ind. Dev. Au. Hlth. Care Fac. Rev. (Shady Rest Care Pavilion), Ser. 2005, (LOC: Fifth Third Bank), 3.90%, due 4/3/09	5,185	µß
2,130	Orange Co. Hlth. Facs. Au. Rev. (Orlando Reg. Hlth. Care), Ser. 2008-D, (LOC: SunTrust Bank), 0.35%, due 4/1/09	2,130	µß

See Notes to Schedule of Investments                                     24

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$6,000	RBC Muni. Prod. Inc. Trust Var. Sts. (Floater), Ser. 2008-E6, (LOC: Royal Bank of Canada), 0.57%, due 4/2/09	$6,000	µ
3,000	Tallahassee Energy Sys. Rev., Ser. 2007-12105, (LOC: Citibank N.A.), 0.72%, due 4/2/09	3,000	µ
		52,950
Georgia (1.7%)
1,000	Bibb Co. Dev. Au. Rev. (Baptist Vlg. Proj.), Ser. 1998, (LOC: SunTrust Bank), 0.58%, due 4/1/09	1,000	µß
6,500	Catoosa Co. Dev. Au. Rev. (Galaxy Carpet), Ser. 1991, (LOC: Wachovia Bank & Trust Co.), 1.38%, due 4/9/09	6,500	µß
5,000	Walker Dade & Catoosa Cos. Hosp. Au. Rev. Anticipation Cert. (Hutcheson Med. Ctr.), Ser. 2008, (LOC: Regions Bank), 1.04%, due 4/2/09	5,000	µß
		12,500
Idaho (0.4%)
3,345	Idaho Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Comm. Sch. Proj.), Ser. 2005, (LOC: Bank of New York), 0.54%, due 4/2/09	3,345	µß
Illinois (12.1%)
1,660	Austin Trust Var. Sts. G.O. (Var. Cert.), Ser. 2008-3025X, (FSA Insured), 0.89%, due 4/2/09	1,660	µc
13,000	BB&T Muni. Trust Var. St. (Floaters), Ser. 2008-5001, (LOC: Rabobank N.A.), 0.69%, due 4/2/09	13,000	ñµ
4,000	Chicago Board Ed. G.O. Muni. Sec. Trust Receipts, Ser. 2008-50A, (FGIC Insured), 0.55%, due 4/2/09	4,000	µt
4,000	Chicago G.O., Ser. 2007-12217, (FSA Insured), 0.89%, due 4/2/09	4,000	µh
7,305	Chicago G.O. Muni. Sec. Trust Receipts, Ser. 2008-53A, (FGIC Insured), 0.54%, due 4/2/09	7,305	ñµt
3,275	Chicago G.O. Muni. Sec. Trust Receipts, Ser. 2008-56A, (FGIC Insured), 0.54%, due 4/2/09	3,275	µt
1,000	Cook Co. G.O. (Floater Cert.), Ser. 2001-458, (FGIC Insured), 0.59%, due 4/2/09	1,000	µs
15,900	Deutsche Bank Spears/Lifers Trust Var. Sts. G.O., Ser. 2007-308, (FGIC Insured), 0.51%, due 4/2/09	15,900	µk
8,695	Illinois Fin. Au. Rev. (Kohl Children's Museum), Ser. 2004, (LOC: Fifth Third Bank), 3.55%, due 4/1/09	8,695	µß
400	Illinois Fin. Au. Rev. (Rest Haven Christian Svc.), Ser. 2004-B, (LOC: Sovereign Bank), 0.55%, due 4/2/09	400	µßdd
4,200	Illinois Fin. Au. Rev. (Univ. Chicago Med.), Ser. 2009-B1, (LOC: Bank of Montreal), 0.40%, due 4/1/09	4,200	µß
5,000	Lake Co. Sch. Dist. Number 109 Deerfield G.O. Debt Cert., Ser. 2006, (LOC: JP Morgan Chase), 0.54%, due 4/1/09	5,000	µ
2,480	Peoria Heights Ltd. Obligation Rev. (Christian Sch. Proj.), Ser. 2001, (LOC: National City Bank), 0.64%, due 4/2/09	2,480	µ
4,835	Reg. Trans. Au. Muni. Sec. Trust Receipts, Ser. 2008-55A, (FGIC Insured), 0.54%, due 4/2/09	4,835	µt
15,360	Springfield Elec. Rev. (Putters), Ser. 2006-1314, (MBIA Insured), 0.62%, due 4/2/09	15,360	µo
		91,110
Indiana (5.9%)
1,410	Allen Co. Econ. Dev. Rev. (Jorgensen YMCA Proj.), Ser. 2002, (LOC: National City Bank), 0.64%, due 4/2/09	1,410	µß
11,000	Angola Ed. Fac. Rev. (St. Univ. Proj.), Ser. 2006, (LOC: Fifth Third Bank), 2.15%, due 4/3/09	11,000	µß
5,000	Dexia Credit Local Cert. Trust Var. Sts. (Purdue Univ.), Ser. 2008-060, (LOC: Dexia Credit Locale de France), 3.00%, due 4/2/09	5,000	µ
500	Eclipse Funding Trust (Solar Eclipse-Wayne Township Marion), Ser. 2006-0015, (FGIC Insured), 0.47%, due 4/2/09	500	ñµu
2,945	Indiana Fin. Au. Hosp. Rev. (Floyd Mem. Hosp. & Hlth. Svc.), Ser. 2008, (LOC: Branch Banking & Trust Co.), 0.40%, due 4/1/09	2,945	µß
5,200	Indiana St. Dev. Fin. Au. Rev. Ed. Facs. (Cathedral High), Ser. 2001, (LOC: Fifth Third Bank), 3.00%, due 4/1/09	5,200	µß
2,710	Indiana St. Fin. Au. Econ. Dev. Rev. (Goodwill Ind. Michiana), Ser. 2005-A, (LOC: National City Bank), 0.54%, due 4/2/09	2,710	µ
2,660	Indiana St. Fin. Au. Rev. Ed. Facs. (Univ. High Sch. Proj.), Ser. 2006, (LOC: KeyBank), 0.65%, due 4/2/09	2,660	µß
3,420	St. Joseph Co. Econ. Dev. Rev. (Brothers of Holy Cross Proj.), Ser. 1997, (LOC: Allied Irish Bank), 1.20%, due 4/1/09	3,420	µß

See Notes to Schedule of Investments                                     25

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
$3,185	St. Joseph Co. Ed. Facs. Rev. (Holy Cross College Proj.), Ser. 1999, (LOC: Fifth Third Bank), 3.90%, due 4/2/09	$3,185	µß
6,290	Tippecanoe Co. Ind. Rev. (Faith Properties Inc. Proj.), Ser. 2005, (LOC: Regions Bank), 0.60%, due 4/2/09	6,290	µß
		44,320
Iowa (3.6%)
6,200	Hills Hlth. Facs. Rev. (Mercy Hosp. Proj.), Ser. 2008, (LOC: Allied Irish Bank), 1.75%, due 4/1/09	6,200	µß
6,700	Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines), Ser. 2003, (LOC: Allied Irish Bank), 1.75%, due 4/1/09	6,700	µß
13,800	Iowa Higher Ed. Loan Au. Rev. (Private College St. Ambrose ), Ser. 2003, (LOC: Northern Trust Co.), 0.40%, due 4/1/09	13,800	µß
		26,700
Kentucky (1.3%)
6,005	Lexington-Fayette Urban Co. Gov't Ind. Bldg. Rev. (Roman Catholic Diocese), Ser. 2005-A, (LOC: Fifth Third Bank), 3.90%, due 4/3/09	6,005	µß
3,940	Louisville/Jefferson Co. Metro. Gov't Ed. Facs. Rev. (Louisville Presbyterian), Ser. 2007, (LOC: National City Bank), 0.54%, due 4/2/09	3,940	µß
		9,945
Louisiana (3.9%)
10,000	BB&T Muni. Trust Var. St. (Floaters), Ser. 2008-4003, (LOC: Branch Banking & Trust Co.), 0.65%, due 4/2/09	10,000	ñµ
900	Calcasieu Parish Pub. Trust Au. Gulf Opportunity Zone Rev. (Delta Equine Ctr. LLC Proj.), Ser. 2007, (LOC: Branch Banking & Trust Co.), 0.55%, due 4/2/09	900	µß
18,500	Tangipahoa Parish Hosp. Svc. Dist. Number 1 Hosp. Rev. (North Oaks Med. Ctr. Proj.), Ser. 2003-B, (LOC: Allied Irish Bank), 1.29%, due 4/2/09	18,500	µ
		29,400
Massachusetts (2.3%)
9,700	Massachusetts Bay Trans. Au. Rev. (Floaters), Ser. 2008-DC8025, (LOC: Dexia Credit Locale de France), 3.25%, due 4/2/09	9,700	µ
695	Massachusetts Dev. Fin. Agcy. Rev. (Bancroft Sch. Issue), Ser. 2001, (LOC: Allied Irish Bank), 1.50%, due 4/2/09	695	µß
1,325	Massachusetts St. Dev. Fin. Agcy. Rev. (Briarwood Retirement), Ser. 2004-A, (LOC: overeign Bank), 0.58%, due 4/2/09	1,325	µßm
5,525	Massachusetts St. G.O. Muni. Sec. Trust Receipts, Ser. 2008-51A, (AMBAC Insured), 0.54%, due 4/2/09	5,525	µt
		17,245
Michigan (4.8%)
10,600	Detroit Wtr. Supply Sys., Ser. 2007, (FSA Insured), 0.83%, due 4/2/09	10,600	µh
5,040	Fremont Hosp. Fin. Au. Rev. (Gerber Memorial Hlth.), Ser. 2002, (LOC: Fifth Third Bank), 3.90%, due 4/3/09	5,040	µß
11,150	L'anse Creuse Pub. Sch. G.O., Ser. 2009, (FSA Insured), 0.88%, due 4/2/09	11,150	ñµh
2,490	Michigan Public Ed. Fac. Au. Rev. (Holly Academy Proj.), Ser. 2004, (LOC: Fifth Third Bank), 3.90%, due 4/3/09	2,490	µß
4,000	Michigan St. Hosp. Fin. Au. Rev. (Southwestern Rehab), Ser. 2004, (LOC: Fifth Third Bank), 3.90%, due 4/2/09	4,000	µß
2,600	Oakland Co. Econ. Dev. Corp. Ltd. Oblig. Rev. (Bharatiya Temple Proj.), Ser. 2007, (LOC: Fifth Third Bank), 3.90%, due 4/3/09	2,600	µß
		35,880

See Notes to Schedule of Investments                                     26

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Minnesota (1.2%)
$8,960	Minnesota St. Higher Ed. Facs. Au. Rev. (St. Catherine), Ser. 2002-Five N-2, (LOC: Allied Irish Bank), 1.92%, due 4/2/09	$8,960	µß
Missouri (2.2%)
11,040	Branson Creek Comm. Imp. Dist. Spec. Assessment, Ser. 2002, (LOC: Union Planters Bank), 1.55%, due 4/1/09	11,040	µ
2,650	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Kansas City Art Institute), Ser. 2005, (LOC: Commerce Bank N.A.), 0.40%, due 4/1/09	2,650	µß
2,700	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Southwest Baptist Univ. Proj.), Ser. 2003, (LOC: Bank of America), 0.40%, due 4/1/09	2,700	µß
		16,390
Nebraska (0.8%)
6,180	Deutsche Bank Spears/Lifers Trust Var. Sts. (Omaha Spec. Oblig.), Ser. 2008-543, (LOC: Deutsche Bank), 0.49%, due 4/2/09	6,180	µ
Nevada (1.3%)
9,600	Las Vegas Valley Wtr. Dist. G.O., Ser. 2006-C, (LOC: Dexia Credit Locale de France), 0.50%, due 4/1/09	9,600	µ
New Hampshire (0.9%)
3,000	Merrimack Co. G.O. TANS, Ser. 2009, 3.25%, due 12/30/09	3,006
3,470	New Hampshire Hlth. & Ed. Fac. Au. Rev. (Weeks Med. Ctr.), Ser. 2005-A (LOC: Allied Irish Bank), 1.54%, due 4/2/09	3,470	µß
		6,476
New Jersey (0.7%)
5,520	New Jersey St. Trans. Trust Funding Au. (Floaters), Ser. 2008-012, (FSA Insured), 3.00%, due 4/2/09	5,520	µl
New Mexico (1.3%)
9,700	Univ. New Mexico Univ. Rev. Sub. Lien Sys. Imp., Ser. 2001, (LOC: Dexia Credit Locale de France), 1.20%, due 4/1/09	9,700	µ
New York (3.9%)
3,000	Monroe Co. G.O. RANS, Ser. 2008, 6.50%, due 4/15/09	3,003
3,305	New York St. Dorm. Au. Rev. Secondary Issues, Ser. 2008, (FHA Insured), 0.59%, due 4/2/09	3,305	ñµh
7,100	New York St. Dorm. Au. Rev. Secondary Issues, (LOC: Citibank, N.A), Ser. 2009-R10361, 0.59%, due 4/2/09	7,100	ñµ
3,300	Onondaga Co. IDA Civic Fac. Rev. (Crouse Hlth. Hosp.), Ser. 2007-A, (LOC: KeyBank), 1.24%, due 4/1/09	3,300	µß
7,800	Orange Co. IDA Civic Fac. Rev. (St. Luke's Cornwall Hosp. Proj.), Ser. 2006, (LOC: KeyBank), 1.24%, due 4/2/09	7,800	µß
4,400	Westchester Co. IDA Continuing Care Retirement (Kendal Hudson Proj.), Ser. 2007, (LOC: Sovereign Bank), 0.40%, due 4/2/09	4,400	µßcc
		28,908
North Carolina (0.0%)
10	BB&T Muni. Trust Var. St. (Floaters), Ser. 2008-1009, (LOC: Branch Banking & Trust Co.), 0.54%, due 4/2/09	10	µ

See Notes to Schedule of Investments                                     27

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
Ohio (4.8%)
$1,500	Cuyahoga Co. Civic Fac. Rev. (700 Prospect Corp. Proj.), Ser. 2002, (LOC: Fifth Third Bank), 3.90%, due 4/3/09	$1,500	µß
4,580	Cuyahoga Co. Civic Fac. Rev. (Cleveland Hlth. Ed. Museum), Ser. 2002, (LOC: KeyBank), 0.65%, due 4/2/09	4,580	µß
2,000	Cuyahoga Co. Hlth. Care Facs. Rev. (Jennings Ctr. Older Proj.), Ser. 2004, (LOC: Fifth Third Bank), 3.40%, due 4/2/09	2,000	µ
1,790	Lucas Co. Ind. Dev. Rev. (Lott Ind. Inc. Proj.), Ser. 2001, (LOC: National City Bank), .54%, due 4/2/09	1,790	µß
7,060	Marysville G.O. BANS, Ser. 2008, 2.50%, due 6/3/09	7,067
1,745	Marysville G.O. BANS (Wtr. & Swr. Acquisition), Ser. 2009 (Anticipation Notes), 2.75%, due 1/22/10	1,753
3,705	Marysville Tax Increment Fin. Rev. (Coleman's Crossing Rd.), Ser. 2008, (LOC: Fifth Third Bank), 2.75%, due 9/10/09	3,713
2,130	Montgomery Co. Econ. Dev. Rev.(Benjamin & Marian Proj.), Ser. 2001-B, (LOC: National City Bank), 0.54%, due 4/2/09	2,130	µß
3,955	Summit Co. Port Au. Ind. Dev. Rev. (Jewish Comm. Board Akron Proj.), Ser. 2005, (LOC: National City Bank), 0.54%, due 4/2/09	3,955	µ
7,455	Univ. of Toledo Gen. Receipts Bonds, Ser. 2001-SGA125, (FGIC Insured), 0.55%, due 4/1/09	7,455	µt
		35,943
Oklahoma (0.5%)
3,450	Oklahoma St. Muni. Pwr. Au. Supply Sys. Rev., Ser. 2005-A, (LOC: Bank Of America), 0.35%, due 4/1/09	3,450	µ
Oregon (0.5%)
3,560	Multnomah Co. Higher Ed. Rev. (Concordia Univ. Portland Proj.), Ser. 1999, (LOC: KeyBank), 1.15%, due 4/1/09	3,560	µß
Pennsylvania (0.8%)
3,075	Allegheny Co. Ind. Dev. Au. Rev. (Jewish Comm. Ctr. Proj.), Ser. 1997-B, (LOC: National City Bank), 0.54%, due 4/2/09	3,075	µß
3,000	Pennsylvania St. Turnpike Commission BANS, Ser. 2007-A, (AMBAC Insured), 4.00%, due 10/15/09	3,001
		6,076
Puerto Rico (2.7%)
2,000	Puerto Rico Commonwealth Hwy. & Trans. Au. Trans. Rev. (Putters), Ser. 2002-246, (FSA Insured), 2.04%, due 4/2/09	2,000	ñµo
18,510	Puerto Rico Elec. Pwr. Au., Ser. 2008-10316CE, (LOC: Citibank, N.A.), 0.81%, due 4/2/09	18,510	µ
		20,510
South Carolina (2.1%)
5,250	Jasper Co. Rev. BANS (Office Bldg. Proj.), Ser. 2008, 2.35%, due 7/1/09	5,250
10,380	Macon Trust Var. St., Ser. 2007-303, (LOC: Bank of America), 0.64%, due 4/2/09	10,380	µ
		15,630
Tennessee (5.4%)
4,100	Blount Co. Pub. Bldg. Au. (Local Gov't Pub. Imp. Bonds), Ser. 2008-E1A, (LOC: SunTrust Bank), 0.35%, due 4/1/09	4,100	µ
2,600	Blount Co. Pub. Bldg. Au. (Local Gov't Pub. Imp. Bonds), Ser. 2008-E5B, (LOC: Branch Banking & Trust Co.), 0.47%, due 4/1/09	2,600	µ
5,290	Clarksville Pub. Bldg. Au. Rev., Ser. 2001, (LOC: SunTrust Bank), 0.58%, due 4/2/09	5,290	µ
3,400	Morgan Keegan Muni. Productions Inc. Var. St., Ser. 2008-B1, (LOC: Regions Bank), 1.04%, due 4/2/09	3,400	µ
5,000	Oak Ridge Ind. Dev. Board Rev. (Orau Proj.), Ser. 2007, (LOC: Allied Irish Bank), 2.47%, due 4/2/09	5,000	µß

See Notes to Schedule of Investments                                     28

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)

$9,400	Sevier Co. Pub. Bldg. Au. (Local Gov't Pub. Imp), (LOC: Allied Irish Bank), Ser. 2008-VIIB2, 1.10%, due 4/1/09	$9,400	µ
7,900	Sevier Co. Pub. Bldg. Au. ( Local Gov't Pub. Imp.), Ser. 2008-VIIA1, (LOC: KBC Bank), 0.60%, due 4/1/09	7,900	µ
315	Sevier Co. Pub. Bldg. Au. G.O. (Local Gov't Pub. Imp), Ser. 2008-VG1, 4.00%, due 6/1/09	316
2,895	Williamson Co. Ind. Dev. Board Rev. (Omore College), Ser. 2007, (LOC: Fifth Third Bank), 3.90%, due 4/3/09	2,895	µß
		40,901
Texas (5.7%)
7,480	Deutsche Bank Spears/Lifers Trust Var. St. (Lovejoy Independent Sch. Dist.), Ser. 2008-514, (PSF Insured), 0.49%, due 4/2/09	7,480	µk
9,370	Harris Co. Hlth. Fac. Dev. Corp. Rev. (Putters), Ser. 2005-1018, (LOC: JP Morgan Chase), 0.60%, due 4/1/09	9,370	ñµ
955	Judson Independent Sch. Dist. G.O., Ser. 2008, (Assured Guaranty Insured), 0.75%, due 4/2/09	955	µh
9,935	McKinney Independent Sch. Dist. G.O. (Floaters), Ser. 2006-26TP, (PSF Insured), 0.49%, due 4/2/09	9,935	µx
5,175	Tarrant Co. Cultural Ed. Facs. Fin. Corp. Rev. (Floaters), (LOC: Morgan Stanley), Ser. 2007-1761, 0.59%, due 4/2/09	5,175	µ
9,875	Tarrant Co. Cultural Ed. Facs. Fin. Corp. Rev. (Floaters), (LOC: Morgan Stanley), Ser. 2007-1762, 0.59%, due 4/2/09	9,875	µ
		42,790
Utah (4.2%)
28,800	Intermountain Pwr. Agcy. Pwr. Supply Rev., Ser. 1985-E, (LOC: Morgan Stanley), 0.50%, due 4/1/09	28,800	µ
2,955	Murray City Hosp. Rev. (IHC Hlth. Svcs., Inc.), Ser. 2005-C, (LOC: Northern Trust Co.), 0.40%, due 4/1/09	2,955	µß
		31,755
Washington (5.7%)
13,615	Everett Pub. Fac. Dist. Proj. Rev., Ser. 2007, (LOC: Dexia Credit Locale de France), 2.15%, due 4/1/09	13,615	µ
19,500	Washington St. Hlth. Care Fac. Au. Rev., Ser. 2000, (Radian Insured), 0.85%, due 4/2/09	19,500	µßaa
9,875	Washington St. Hlth. Care Fac. Au. Rev. (Grays Harbor Comm. Hosp.), Ser. 2007, (Radian Insured), 1.15%, due 4/1/09	9,875	µßaa
		42,990
Wisconsin (0.9%)
2,900	Watertown Unified Sch. Dist. G.O. BANS, Ser. 2008, 2.75%, due 12/1/09	2,906
3,500	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Floater), Ser. 2007-2187, (LOC: Morgan Stanley), 0.69%, due 4/2/09	3,500	µ
		6,406
Wyoming (0.4%)
3,155	Campbell Co. Ind. Dev. Rev. (Powder Basin Properties Proj.), (LOC: Wells Fargo Bank & Trust Co.), Ser. 1996, 0.70%, due 4/1/09	3,155	µß

	Total Investments (99.7%)	747,574
	Cash, receivables and other assets, less liabilities (0.3%)	2,609
	Total Net Assets (100.0%)	$750,183

See Notes to Schedule of Investments                                     29

Schedule of Investments Neuberger Berman Treasury Fund

PRINCIPAL AMOUNT	SECURITY@@	VALUE††
(000's omitted)		(000's omitted)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (48.2%)
$557,500	U.S. Treasury Bills, 0.19% – 5.50%, due 4/2/09 – 12/17/09	$557,005
Repurchase Agreements (51.8%)
100,000	Credit Suisse Repurchase Agreement, 0.15%, due 4/1/09, dated 3/31/09, Maturity Value $100,000,417, Collateralized by $101,970,000, U.S. Treasury Notes, 0.88% due 3/31/11 (Collateral Value $102,001,605)	100,000
197,890	Goldman Sachs Repurchase Agreement, 0.02%, due 4/1/09, dated 3/31/09, Maturity Value $197,890,110, Collateralized by $60,222,000, U.S. Treasury Bonds, 6.63% & 7.63%, due 11/15/22 & 2/15/27 and $96,335,500, U.S. Treasury Inflation Index Notes, 1.38% & 3.50%, due 1/15/11 & 7/15/18 (Collateral Value $201,847,859)	197,890
300,000	Merrill Lynch Repurchase Agreement, 0.09%, due 4/1/09, dated 3/31/09, Maturity Value $300,000,750, Collateralized by $300,000,000 (Collateral Value $300,000,000)	300,000

	Total Repurchase Agreements	597,890
	Total Investments (100.0%)	1,154,895
	Cash, receivables and other assets, less liabilities (0.00%)	80
	Total Net Assets (100.0%)	$1,154,975

See Notes to Schedule of Investments                                     30

Notes to Schedule of Investments

††	Investment securities are valued at amortized cost, which approximates U.S. federal income tax cost.

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective April 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Funds' investments.

In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments as of March 31, 2009:

Neuberger Berman (000's omitted)
Government Money Fund:
Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs	2,048,098
Level 3 – Significant Unobservable Inputs	—
Total	$2,048,098

Institutional Cash Fund:
Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs	1,938,978
Level 3 – Significant Unobservable Inputs	—
Total	$1,938,978

Prime Money Fund:
Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs	802,518
Level 3 – Significant Unobservable Inputs	—
Total	$802,518

See Notes to Financial Statements                                     31

Notes to Schedule of Investments (cont'd)

Neuberger Berman (000's omitted)
Tax-Free Money Fund:
Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs	747,574
Level 3 – Significant Unobservable Inputs	—
Total	$747,574

Treasury Fund:
Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs	1,154,895
Level 3 – Significant Unobservable Inputs	—
Total	$1,154,895

ñ	Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At March 31, 2009, these securities amounted to approximately $1,232,399,000 or 63.6% of net assets for Institutional Cash Fund, approximately $419,758,000 or 52.3% of net assets for Prime Money Fund, and approximately $82,730,000 or 11.0% of net assets for Tax-Free Money Fund.

µ	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of March 31, 2009.

@@	Municipal securities held by Tax-Free Money Fund are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's Rating Services or, where not rated, are determined by the Tax-Free Money Fund's investment manager to be of comparable quality. Approximately 96.7% of the municipal securities held by Tax-Free Money Fund have credit enhancement features backing them, which the fund may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the fund. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the fund the right to sell back the issue on the date specified.

ß	Security is guaranteed by the corporate or non-profit obligor.

c	Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

h	Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.

k	Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

l	Security is subject to a guarantee provided by Dexia Credit Locale de France, backing 100% of the total principal.

m	Security is subject to a guarantee provided by Comerica Bank, backing 100% of the total principal.

See Notes to Financial Statements                                     32

Notes to Schedule of Investments (cont'd)

o	Security is subject to a guarantee provided by JP Morgan Chase, backing 100% of the total principal.

s	Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

t	Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

u	Security is subject to a guarantee provided by U.S. Bank, backing 100% of the total principal.

x	Security is subject to a guarantee provided by Wells Fargo Bank & Trust Co., backing 100% of the total principal.

aa	Security is subject to a guarantee provided by KeyBank, backing 100% of the total principal.

bb	Security is subject to a guarantee provided by Rabobank N.A., backing 100% of the total principal.

cc	Security is subject to a guarantee provided by Natixis NY, backing 100% of the total principal.

dd	Security is subject to a guarantee provided by KBC Bank, backing 100% of the total principal.

See Notes to Financial Statements                                     33

Statements of Assets and Liabilities

Neuberger Berman
(000's omitted except per
share amounts)

	GOVERNMENT MONEY FUND	INSTITUTIONAL CASH FUND	PRIME MONEY FUND	TAX-FREE MONEY FUND	TREASURY FUND
	March 31, 2009	March 31, 2009	March 31, 2009	March 31, 2009	March 31, 2009
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$1,095,241	$1,774,118	$602,106	$747,574	$557,005
Repurchase Agreements	952,857	164,860	200,412	—	597,890
	2,048,098	1,938,978	802,518	747,574	1,154,895
Cash	—	1	1	1,733	—
Interest receivable	795	45	12	1,755	522
Receivable for securities sold	—	—	—	885	1
Receivable from administrator—net (Note B)	—	—	—	61	—
Receivable for Fund shares sold	21	—	—	—	—
Prepaid expenses and other assets	43	10	4	8	1
Total Assets	2,048,957	1,939,034	802,535	752,016	1,155,419
Liabilities
Distributions payable	—	—	—	—	3
Payable for securities purchased	—	—	—	1,663	—
Payable for Fund shares redeemed	55	—	—	—	—
Payable to investment manager (Note B)	151	137	50	157	85
Payable to administrator (Note B)	431	257	93	—	270
Accrued expenses and other payables	—	54	17	13	86
Total Liabilities	637	448	160	1,833	444
Net Assets at value	$2,048,320	$1,938,586	$802,375	$750,183	$1,154,975
Net Assets consist of:
Paid-in capital	$2,049,071	$1,938,720	$802,580	$750,313	$1,154,623
Undistributed net investment income (loss)	70	—	5	—	50
Accumulated net realized gains (losses) on investments	(821)	(134)	(210)	(130)	302
Net Assets at value	$2,048,320	$1,938,586	$802,375	$750,183	$1,154,975
Net Assets
Investor Class	$2,048,320	$—	$—	$—	$—
Trust Class	—	1,938,586	802,375	—	—
Institutional Class	—	—	—	—	1,154,975
Reserve Class	—	—	—	750,183	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	2,049,071	—	—	—	—
Trust Class	—	1,938,720	802,580	—	—
Institutional Class	—	—	—	—	1,154,624
Reserve Class	—	—	—	750,313	—
Net Asset Value, offering and redemption price per share
Investor Class	$1.00	$—	$—	$—	$—
Trust Class	—	1.00	1.00	—	—
Institutional Class	—	—	—	—	1.00
Reserve Class	—	—	—	1.00	—
*Cost of Investments:
Unaffiliated issuers	$2,048,098	$1,938,978	$802,518	$747,574	$1,154,895

See Notes to Financial Statements                                     34

Statements of Operations

Neuberger Berman
(000's omitted)

	GOVERNMENT MONEY FUND	INSTITUTIONAL CASH FUND	PRIME MONEY FUND	TAX-FREE MONEY FUND	TREASURY FUND
	For the Year Ended March 31, 2009	For the Year Ended March 31, 2009	For the Year Ended March 31, 2009	For the Year Ended March 31, 2009	For the Year Ended March 31, 2009
Investment Income:
Investment income from corresponding Master Series (Note A)	$8,356	$35,124	$15,193	$20,889	$34,241
Expenses from corresponding Master Series (Notes A & B)	(426)	(1,340)	(615)	(1,023)	(1,967)
Net investment income from corresponding Master Series	7,930	33,784	14,578	19,866	32,274
Interest income—unaffiliated issuers	9,515	13,385	6,673	4,471	1,235
Total income	$17,445	$47,169	$21,251	$24,337	$33,509
Expenses:
Investment management fee (Note B)	878	775	349	718	303
Administration fees (Note B)	4,020	3,382	1,514	1,026	2,338
Distribution fees (Note B):
Service Class	—	—	—	—	15
Premier Class	—	—	—	—	435
Audit fees	37	37	10	9	8
U.S. Treasury Temporary Guarantee Program Fee (Note G)	341	426	291	220	368
Custodian fees (Note B)	65	91	61	35	60
Legal fees	51	52	36	43	200
Registration and filing fees	39	68	42	194	359
Rating agency fees	—	—	—	13	4
Shareholder reports	21	38	18	51	40
Shareholder servicing agent fees (Note B):
Investor Class	20	—	—	—	—
Trust Class	—	109	16	—	—
Institutional Class	—	—	—	—	117
Reserve Class	—	—	—	81	—
Capital Class	—	—	—	—	1
Select Class	—	—	—	—	1
Administrative Class	—	—	—	—	2
Service Class	—	—	—	—	25
Premier Class	—	—	—	—	443
Trustees' fees and expenses	25	28	27	26	20
Miscellaneous	2	—	—	6	19
Total expenses	5,499	5,006	2,364	2,422	4,758
Expenses reimbursed by administrator (Note B)	—	—	—	(155)	(771)
Expenses waived by administrator (Note B)	(79)	—	—	—	(1,890)
Investment management fees waived (Notes A & B)	—	—	—	(485)	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	(7)	(4)	—	—
Total net expenses	5,420	4,999	2,360	1,782	2,097
Net investment income (loss)	$12,025	$42,170	$18,891	$22,555	$31,412
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Investments from corresponding Master Series	(908)	(3)	(215)	580	243
Sales of investment securities of unaffiliated issuers	86	66	5	(110)	60
Net increase (decrease) in net assets resulting from operations	$11,203	$42,233	$18,681	$23,025	$31,715

See Notes to Financial Statements                                     35

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Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	GOVERNMENT MONEY FUND		INSTITUTIONAL CASH FUND		PRIME MONEY FUND
	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2009	Year Ended March 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$12,025	$16,243	$42,170	$115,042	$18,891	$43,034
Net realized gain (loss) on investments	(822)	105	63	(52)	(210)	47
Net increase (decrease) in net assets resulting from operations	11,203	16,348	42,233	114,990	18,681	43,081
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(11,955)	(16,243)	—	—	—	—
Trust Class	—	—	(42,176)	(115,035)	(18,891)	(43,030)
Institutional Class	—	—	—	—	—	—
Reserve Class	—	—	—	—	—	—
Cash Management Class	—	—	—	—	—	—
Capital Class	—	—	—	—	—	—
Select Class	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—
Service Class	—	—	—	—	—	—
Premier Class	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	(70)	—	—	—	—	—
Trust Class	—	—	—	—	(5)	—
Institutional Class	—	—	—	—	—	—
Reserve Class	—	—	—	—	—	—
Premier Class	—	—	—	—	—	—
Total distributions to shareholders	(12,025)	(16,243)	(42,176)	(115,035)	(18,896)	(43,030)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,825,892	1,207,629	—	—	—	—
Trust Class	—	—	3,501,220	4,790,125	6,182,526	8,066,290
Institutional Class	—	—	—	—	—	—
Reserve Class	—	—	—	—	—	—
Service Class	—	—	—	—	—	—
Premier Class	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	7,016	2,668	—	—	—	—
Trust Class	—	—	13,636	19	18,881	43,006
Institutional Class	—	—	—	—	—	—
Reserve Class	—	—	—	—	—	—
Premier Class	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(2,246,033)	(1,012,990)	—	—	—	—
Trust Class	—	—	(4,531,989)	(3,959,441)	(6,549,220)	(7,763,583)
Institutional Class	—	—	—	—	—	—
Reserve Class	—	—	—	—	—	—
Cash Management Class	—	—	—	—	—	—
Capital Class	—	—	—	—	—	—
Select Class	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—
Service Class	—	—	—	—	—	—
Premier Class	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	1,586,875	197,307	(1,017,133)	830,703	(347,813)	345,713
Net Increase (Decrease) in Net Assets	1,586,053	197,412	(1,017,076)	830,658	(348,028)	345,764
Net Assets:
Beginning of period	462,267	264,855	2,955,662	2,125,004	1,150,403	804,639
End of period	$2,048,320	$462,267	$1,938,586	$2,955,662	$802,375	$1,150,403
Undistributed net investment income (loss) at end of period	$70	$—	$—	$6	$5	$5
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements                                     37

	TAX-FREE MONEY FUND			TREASURY FUND
	Year Ended March 31, 2009	Period from November 1, 2007 to March 31, 2008	Year Ended October 31, 2007	Year Ended March 31, 2009	Year Ended March 31, 2008
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$22,555	$28,960	$50,236	$31,412	$34,931
Net realized gain (loss) on investments	470	714	29	303	49
Net increase (decrease) in net assets resulting from operations	23,025	29,674	50,265	31,715	34,980
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	(29,221)	(34,362)
Reserve Class	(22,554)	(28,954)	(50,243)	—	—
Cash Management Class	—	—	—	(9)	(41)
Capital Class	—	—	—	(9)	(40)
Select Class	—	—	—	(8)	(40)
Administrative Class	—	—	—	(8)	(39)
Service Class	—	—	—	(132)	(37)
Premier Class	—	—	—	(1,961)	(387)
Net realized gain on investments:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	(47)	—
Reserve Class	(1,314)	(29)	(52)	—	—
Premier Class	—	—	—	(3)	—
Total distributions to shareholders	(23,868)	(28,983)	(50,295)	(31,398)	(34,946)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	8,719,778	11,201,894
Reserve Class	5,569,339	8,910,551	14,020,213	—	—
Service Class	—	—	—	298,106	—
Premier Class	—	—	—	697,640	454,663
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	16,308	18,337
Reserve Class	18,135	20,475	39,270	—	—
Premier Class	—	—	—	1,824	327
Payments for shares redeemed:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	(11,318,437)	(7,931,551)
Reserve Class	(6,870,623)	(8,650,838)	(13,471,278)	—	—
Cash Management Class	—	—	—	(1,000)	—
Capital Class	—	—	—	(1,000)	—
Select Class	—	—	—	(1,000)	—
Administrative Class	—	—	—	(1,000)	—
Service Class	—	—	—	(299,106)	—
Premier Class	—	—	—	(1,018,185)	(137,269)
Net increase (decrease) from Fund share transactions	(1,283,149)	280,188	588,205	(2,906,072)	3,606,401
Net Increase (Decrease) in Net Assets	(1,283,992)	280,879	588,175	(2,905,755)	3,606,435
Net Assets:
Beginning of period	2,034,175	1,753,296	1,165,121	4,060,730	454,295
End of period	$750,183	$2,034,175	$1,753,296	$1,154,975	$4,060,730
Undistributed net investment income (loss) at end of period	$—	$—	$—	$50	$—
Distributions in excess of net investment income at end of period	$—	$(1)	$(7)	$—	$(15)

Notes to Financial Statements

Note A—Summary of Significant Accounting Policies:

1	General: Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman Institutional Cash Fund ("Institutional Cash"), Neuberger Berman Prime Money Fund ("Prime Money"), Neuberger Berman Tax-Free Money Fund ("Tax-Free Money"), and Neuberger Berman Treasury Fund (formerly, Treasury Portfolio)("Treasury")(each individually a "Fund," and collectively the "Funds") are presented in this annual report. Government Money and Tax-Free Money are separate operating series of Lehman Brothers Income Funds, Institutional Cash and Prime Money are separate operating series of Neuberger Berman Institutional Liquidity Series, and Treasury is a separate operating series of Lehman Brothers Institutional Liquidity Funds (each individually a "Trust," and collectively the "Trusts"). Each Trust is a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992 for Lehman Brothers Income Funds and October 1, 2004 for Neuberger Berman Institutional Liquidity Series and Lehman Brothers Institutional Liquidity Funds. Each Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Government Money offers Investor Class shares; Institutional Cash and Prime Money each offer Trust Class shares; Tax-Free Money offers Reserve Class shares; and Treasury offers Institutional Class shares. Treasury's Cash Management, Capital, Select, Administrative, Service, and Premier Classes were liquidated prior to December 12, 2008. The Board of Trustees of each Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of a Trust.

Through October 5, 2008 for Government Money and Tax-Free Money, September 28, 2008 for Institutional Cash and Prime Money, and December 14, 2008 for Treasury, each Fund was organized as a "feeder fund" in a "master-feeder" structure. Under the master-feeder structure, rather than investing directly in securities, each Fund was a feeder fund seeking to achieve its investment objective by investing all of its net investable assets in a corresponding master series of Institutional Liquidity Trust (each a "Master Series", and collectively the "Master Series") that had an investment objective identical to that of the Fund. Government Money invested in Government Master Series, Institutional Cash invested in Money Market Master Series, Prime Money invested in Prime Master Series, Tax-Free Money invested in Tax-Exempt Master Series, and Treasury invested in Treasury Master Series. As of October 6, 2008 for Government Money and Tax-Free Money, September 29, 2008 for Institutional Cash and Prime Money, and December 15, 2008 for Treasury, each Fund is organized in a single-tier structure and invests directly in securities.

It is the policy of each Fund to maintain a continuous net asset value per share of $1.00; each Fund has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance a Fund will be able to maintain a stable net asset value per share. Each Fund complies with Rule 2a-7 of the 1940 Act.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedules of Investments. Prior to October 6, 2008 for Government Money and Tax-Free Money, September 29, 2008 for Institutional Cash and Prime Money, and December 15, 2008 for Treasury, each Fund recorded its investment in its corresponding Master Series at value.

3	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations. Prior to October 6, 2008 for Government Money and Tax-Free Money, September 29, 2008 for Institutional Cash and Prime Money, and December 15, 2008 for Treasury, all net investment income and realized and unrealized capital gains and losses of the Master Series were allocated pro rata among its respective Funds and any other investors in the Master Series (including any other investment companies), if any.

4	Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008 (fiscal years 2007 - 2008 for Treasury). As of March 31, 2009, the Funds did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Master Series or Fund, timing differences and differing characterization of distributions made by each Fund as a whole.

As determined on March 31, 2009, there were no permanent differences resulting from different book and tax accounting except for Treasury, which had a prior period expense adjustment.

The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

Distributions Paid From:
	Ordinary Income		Total
	2009	2008	2009	2008
Government Money	$12,025,400	$16,242,800	$12,025,400	$16,242,800
Institutional Cash	42,175,642	115,034,669	42,175,642	115,034,669
Prime Money	18,895,621	43,030,253	18,895,621	43,030,253
Treasury	31,398,375	34,945,791	31,398,375	34,945,791

The tax character of distributions paid during the year ended March 31, 2009, the period ended March 31, 2008 and the year ended October 31, 2007 was as follows:

	Distributions Paid From:
	Taxable Income			Tax-Exempt Income			Long-Term Capital Gain			Total
	2009	2008(1)	2007	2009	2008(1)	2007	2009	2008(1)	2007	2009	2008(1)	2007
Tax-Free Money	$1,234,620	$29,080	$51,582	$22,554,452	$28,953,860	$50,242,930	$78,980	$—	$—	$23,868,052	$28,982,940	$50,294,512

(1)  Period from November 1, 2007 to March 31, 2008.

  As of March 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Loss Carryforwards and Other Deferrals	Total
Government Money	$69,956	$—	$—	$(820,045)	$(750,089)
Institutional Cash	—	—	—	(133,882)	(133,882)
Prime Money	8,488	—	—	(213,957)	(205,469)
Tax-Free Money	—	18,179	—	(130,620)	(112,441)
Treasury	354,753	—	—	—	354,753

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of distribution payments, post October loss deferrals, nondeductible organization costs, and capital loss carryforwards.

  To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on March 31, 2009, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2015	2016	2017
Government Money	$—	$—	$820,045
Institutional Cash	56,212	77,670	—
Prime Money	—	—	210,279

During the year ended March 31, 2009, Institutional Cash utilized capital loss carryforwards of $63,267.

Under current tax law, certain net capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended March 31, 2009, the Funds elected to defer the following net capital losses:

Tax-Free Money	$130,620

5	Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare distributions from net investment income on each business day; such distributions are paid or reinvested monthly. Distributions from net realized capital gains, if any, will be made annually. Income distributions and capital gain distributions to shareholders are recorded on the ex-date. Prior to October 6, 2008 for Government Money and Tax-Free Money, September 29, 2008 for Institutional Cash and Prime Money, and December 15, 2008 for Treasury, each Fund earned income, net of expenses, daily on its investment in its corresponding Master Series.

6	Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of a Trust that are not directly attributed to a Fund are allocated among the series of that Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or a Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Prior to October 6, 2008 for Government Money and Tax-Free Money, September 29, 2008 for Institutional Cash

and Prime Money, and December 15, 2008 for Treasury, each Fund bore its proportionate share of its corresponding Master Series' expenses.

7	Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

8	Indemnifications: Like many other companies, each Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, each Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except Tax-Free Money) pays Management a fee at the annual rate of 0.08% of its average daily net assets. Prior to October 6, 2008 for Government Money, September 29, 2008 for Institutional Cash and Prime Money, and December 15, 2008 for Treasury, each Fund indirectly paid for investment management services through its investment in its corresponding Master Series at the annual rate of 0.08% of average daily net assets. As of October 6, 2008, Tax-Free Money pays Management a fee at the annual rate of 0.25% of the first $500 million of average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Management has contractually agreed to waive its management fee so that the management fee is 0.08% of Tax-Free Money's average daily net assets. For the period October 6, 2008 to March 31, 2009, such waived fees amounted to $484,505 for Tax-Free Money. Prior to October 6, 2008, Tax-Exempt Master Series paid Management a fee at the annual rate of 0.25% of the first $500 million of average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. As a result of a waiver at the Master Series level, Tax-Free Money indirectly received a management fee waiver so that the management fee was 0.08% of its average daily net assets, resulting in a reduction of expenses from the corresponding Master Series of $1,172,494 for Tax-Free Money.

Each Fund retains Management as its administrator under an Administration Agreement. The Investor Class of Government Money pays Management an administration fee at the annual rate of 0.27% of its average daily net assets under this agreement. The Trust Class of each of Institutional Cash and Prime Money pays Management an administration fee at the annual rate of 0.15% of its average daily net assets under this agreement. The Reserve Class of Tax-Free Money pays Management an administration fee at the annual rate of 0.08% of its average daily net assets under this agreement. The Institutional Class of Treasury pays Management an administration fee at the annual rate of 0.10% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually undertaken to forgo current payment of fees and/or reimburse the respective class of each Fund, except Tax-Free Money, for its operating expenses plus its pro rata portion of its corresponding Master Series' operating expenses prior to October 6, 2008 for Government Money, September 29, 2008 for Institutional Cash and Prime Money, and December 15, 2008 for Treasury (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitations as detailed in the following table. The respective class of each

Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as its annual Operating Expenses during that period do not exceed its expense limitation and the repayments are made within three years after the year in which Management issued the reimbursement or waived fees. During the year ended March 31, 2009, there was no repayment to Management under this agreement. At March 31, 2009, contingent liabilities to Management under the agreement were as follows:

				Expenses Deferred in Fiscal Period March 31,
				2007	2008	2009
				Subject to Repayment until March 31,
	Contractual Expense Limitation(1)		Expiration	2010	2011	2012	Voluntary Reimbursement from Management for the Year Ended March 31, 2009
Government Money Investor Class	0.45	%(2)	3/31/12	$—	$—	$—	$79,415
Institutional Cash Trust Class	0.41%		3/31/12	—	—	—	—
Prime Money Trust Class	0.41%		3/31/12	—	—	—	—
Treasury Institutional Class	0.20	%(3)	3/31/12	188,154	166,607	717,722	1,640,682	(4)

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  In addition to the contractual limitation listed above, Management has voluntarily reimbursed the Investor Class of Government Money an additional 0.28% per annum of the class' average daily net assets beginning on March 25, 2009 until further notice.

(3)  In addition to the contractual limitation listed above, beginning December 19, 2006 Management has voluntarily reimbursed the Institutional Class of Treasury an additional 0.10% per annum of the class' average daily net assets until June 30, 2008, 0.08% until August 4, 2008 and 0.05% thereafter.

(4)  In addition to the contractual and voluntary limitations previously listed, Management also voluntarily reimbursed the following:

	9/25/08	9/30/08	10/2/08 - 10/5/08	10/6/08	10/8/08	10/9/08 - 10/13/08	10/14/08 - 10/15/08	10/16/08 - 10/19/08	12/29/08 - 12/30/08	12/31/08 - 1/1/09	1/7/09
Treasury Institutional Class	0.01%	0.12%	0.05%	0.01%	0.07%	0.12%	0.09%	0.08%	0.01%	0.02%	0.01%

Management has voluntarily undertaken to reimburse and/or waive operating expenses (including fees payable to Management but excluding Operating Expenses) which exceed the expense limitation as detailed in the following table:

Class	Voluntary Expense Limitation(1)		Administration Fees Waived for the Year Ended March 31, 2009	Voluntary Reimbursement from Management for the Year Ended March 31, 2009
Tax-Free Money Reserve Class	0.23	%(2)	$—	$155,224

(1)  Expense limitation per annum of the class' average daily net assets. Management may, at its sole discretion, modify or terminate this agreement with notice to the Fund.

(2)  Prior to February 19, 2009, the expense limitation was 0.20%.

During the reporting period, the predecessor of Management, the investment manager of the Funds, and Lehman Brothers Asset Management LLC, the sub-adviser of the Funds, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

Subsequent event — The Acquisition closed on May 4, 2009, and the Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals of Lehman Brothers' former Investment Management Division, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

The closing of the Acquisition resulted in an "assignment" of the Funds' Management Agreements and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Funds' investment manager and its affiliates or the Funds, considered and approved new Management Agreements and Sub-Advisory Agreements for the Funds. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Funds' shareholders.

These events have not had a material impact on the Funds or their operations. Management and Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("LBAM") continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

Each Fund also has a distribution agreement with Management. Management receives no compensation under it and no commissions for sales or redemptions of shares of beneficial interest of each Fund, but received fees from the Premier Class and Service Class of Treasury under their distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act.

The Board has adopted a Plan with respect to the Trust Class of Prime Money, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, Management may receive a maximum fee at the annual rate of 0.15% of such Trust Class' average daily net assets to support distribution and shareholder servicing. The Trust Class of Prime Money does not currently charge such a fee but may do so upon approval of the Board.

Each Fund has an expense offset agreement in connection with its custodian contract. For the period October 6, 2008 to March 31, 2009 for Government Money and Tax-Free Money, September 29, 2008 to March 31, 2009 for Institutional Cash and Prime Money, and December 15, 2008 to March 31, 2009 for Treasury, the impact of this arrangement was a reduction of expenses of $22 for Government Money, $146 for Tax-Free Money, $7,144 for Institutional Cash, $3,973 for Prime Money, and $223 for Treasury. Prior to October 6, 2008 for Government Money and Tax-Free Money, September 29, 2008 for Institutional Cash and Prime Money, and December 15, 2008 for Treasury, each Master Series had an expense offset arrangement in connection with its custodian contract. For the period April 1, 2008 to October 5, 2008 for Government Money and Tax-Free Money, April 1, 2008 to September 28, 2008 for Institutional Cash and Prime Money, and April 1, 2008 to December 14, 2008 for Treasury, the impact of this arrangement was a reduction of expenses of $41,985 for Government Money, $90,217 for Tax-Free Money, $1,762 for Institutional Cash, $1,225 for Prime Money, and $113,952 for Treasury.

Note C—Investment Transactions:

For the period October 6, 2008 to March 31, 2009 for Government Money and Tax-Free Money, September 29, 2008 to March 31, 2009 for Institutional Cash and Prime Money, and December 15, 2008 to March 31, 2009 for Treasury, all securities transactions were short-term.

During the period April 1, 2008 to October 5, 2008 for Government Money and Tax-Free Money, April 1, 2008 to September 28, 2008 for Institutional Cash and Prime Money, and April 1, 2008 to December 14, 2008 for Treasury, contributions and withdrawals in each Fund's investment in its corresponding Master Series were as follows:

(000's omitted)	Contributions	Withdrawals
Government Money	$1,828,224	$2,298,930
Institutional Cash	1,969,388	4,966,973
Prime Money	1,371,180	2,536,159
Tax-Free Money	2,443,733	4,499,733
Treasury	4,372,615	8,468,287

Note D—Fund Share Transactions:

Share activity at $1.00 per share for the years ended March 31, 2009 and March 31, 2008 was as follows:

	For the Year Ended March 31, 2009				For the Year Ended March 31, 2008
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Government Money:
Investor Class	3,825,892	7,016	(2,246,033)	1,586,875	1,207,629	2,668	(1,012,990)	197,307
Institutional Cash:
Trust Class	3,501,220	13,636	(4,531,989)	(1,017,133)	4,790,125	19	(3,959,441)	830,703
Prime Money:
Trust Class	6,182,526	18,881	(6,549,220)	(347,813)	8,066,290	43,006	(7,763,583)	345,713
Treasury:
Institutional Class	8,719,778	16,308	(11,318,437)	(2,582,351)	11,201,894	18,337	(7,931,551)	3,288,680
Cash Management Class	—	—	(1,000)	(1,000)	—	—	—	—
Capital Class	—	—	(1,000)	(1,000)	—	—	—	—
Select Class	—	—	(1,000)	(1,000)	—	—	—	—
Administrative Class	—	—	(1,000)	(1,000)	—	—	—	—
Service Class	298,106	—	(299,106)	(1,000)	—	—	—	—
Premier Class	697,640	1,824	(1,018,185)	(318,721)	454,663	327	(137,269)	317,721

Share activity at $1.00 per share for the year ended March 31, 2009, the period ended March 31, 2008 and the year ended October 31, 2007 was as follows:

	For the Year Ended March 31, 2009				For the Period Ended March 31, 2008(1)
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Tax-Free Money:
Reserve Class	5,569,339	18,135	(6,870,623)	(1,283,149)	8,910,551	20,475	(8,650,838)	280,188

	For the Year Ended October 31, 2007
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Tax-Free Money:
Reserve Class	14,020,213	39,270	(13,471,278)	588,205

(1)  Period from November 1, 2007 to March 31, 2008.

Note E—Lines of Credit:

When each Fund was organized in a master-feeder structure, the Master Series in which it invested was each a participant in a single committed, unsecured $300,000,000 line of credit with the Bank of New York Mellon (formerly, The Bank of New York), as agent, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participated in this line of credit on the same terms. Interest was charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.375% per annum. A commitment fee of 0.085% (0.075% prior to May 23, 2008) per annum of the unused available line of credit was charged, of which each Master Series had agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee was due and payable. The fee was paid quarterly in arrears. Because several investment companies participated, there was no assurance that an individual Master Series would have access to all or any part of the $300,000,000 at any particular time. During the fiscal year ended March 31, 2009, Tax-Exempt Master Series had borrowings under this line of credit for a period of seven days with the greatest amount borrowed being $231,380,484. On these borrowings, Tax-Exempt Master Series paid interest rates ranging from 1.855% to 3.175%. The total interest amount Tax-Exempt Master Series paid was $99,713. During the fiscal year ended March 31, 2009, no other Funds utilized this line of credit. This line of credit terminated on April 30, 2009.

When each Fund was organized in a master-feeder structure, the Master Series in which it invested was each a participant in a single uncommitted, unsecured $150,000,000 line of credit with State Street, as lender, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participated in this line of credit on the same terms. Interest was charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.375% per annum. Because several investment companies participated, there was no assurance that an individual Master Series would have access to all or any part of the $150,000,000 at any particular time. During the year ended March 31, 2009, the Master Series did not utilize this line of credit.

Effective as of October 27, 2008 each Master Series ceased to be a party to these lines of credit.

Note F—Recent Market Events:

Recent events have resulted in fixed income instruments, including some money market instruments, experiencing liquidity issues, increased price volatility, credit downgrades and increased likelihood of default. Due to the market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.

The U.S. federal government and certain foreign governments have acted to calm credit markets and increase confidence in the U.S. and world economies. The U.S. government is injecting liquidity into certain large financial services companies and establishing programs to assist in the purchase of money market instruments. The ultimate effect of these efforts is not yet known.

Note G—U.S. Treasury Temporary Guarantee Program for Money Market Funds

Each Fund participates in the Temporary Guarantee Program for Money Market Funds (the "Program") offered by the United States Department of the Treasury ("U.S. Treasury") and bears the expense of its participation. The dollar amount each Fund has paid as of March 31, 2009 to participate in the Program is listed below under "Program Payment". The dollar amount each Fund has expensed through March 31, 2009, which is reflected in the Statements of Operations under the caption "U.S. Treasury Temporary Guarantee Program Fee", is listed below under "Program Fees Expensed Through March 31, 2009".

	Program Payment	Program Fees Expensed Through March 31, 2009
Government Money	$341,042	$341,042
Institutional Cash	425,919	425,919
Prime Money	290,666	290,666
Tax-Free Money	219,898	219,898
Treasury	367,562	367,562

Subject to certain conditions and limitations, in the event that a Fund's per share value falls below $0.995 and the Fund liquidates its holdings, the Program guarantees shareholders of record at the close of business on September 19, 2008 ("Designated Shareholders") of that Fund $1.00 per share for the lesser of either the number of shares the Designated Shareholder held in the Fund at the close of business on September 19, 2008, or the number of shares the Designated Shareholder held in the Fund on the date the Fund's per share value fell below $0.995. The Program applies only to Designated Shareholders who maintain an account with the Fund from the close of business on September 19, 2008 through the date on which the Fund's per share value falls below $0.995. Designated Shareholders may purchase and redeem shares in their account during the period covered by the Program. However, the number of shares covered by the guarantee cannot exceed the number of shares a Designated Shareholder held in the Fund at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder's account with the Fund increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The Program provides coverage for a period that was originally due to expire on April 30, 2009, unless extended by the Secretary of the U.S. Treasury. The Secretary of the U.S. Treasury has recently extended the Program until September 18, 2009, and the Board of each Trust has decided to continue each respective Fund's participation in the Program. For coverage for the period September 19, 2008 to April 30, 2009, each Fund paid 0.025% based on its net assets as of September 19, 2008. For continuing coverage for the extended period May 1, 2009 to September 18, 2009 ("Extended Period"), each Fund has paid an additional 0.015% based on its net assets as of September 19, 2008, which is being expensed over the Extended Period. The Secretary of the U.S. Treasury does not have authority to extend the Program for any additional amount of time.

Assets available to the Program to support all participating money market funds is limited to the amount available for payment within the Exchange Stabilization Fund ("ESF"), as determined by the Treasury in its sole and absolute discretion, and payments under the Program are dependent on the availability of assets in the ESF at the time a request for payment is made. Payments will be made on a first-come-first-served basis.

Note H—Recent Accounting Pronouncement:

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds' financial statement disclosures.

Financial Highlights

Neuberger Berman Government Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class†

	Year Ended March 31,		Period from November 1, 2006^^to March 31,		Year Ended October 31,
	2009	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$1.0002	$1.0000	$1.0000		$1.0000	$1.0000	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0121	.0430	.0200		.0429	.0230	.0060
Net Gains or Losses on Securities	(.0006)	.0002	(.0000)		(.0000)	(.0000)	.0000
Total From Investment Operations	.0115	.0432	.0200		.0429	.0230	.0060
Less Distributions From:
Net Investment Income	(.0120)	(.0430)	(.0200)		(.0429)	(.0230)	(.0060)
Net Capital Gains	(.0001)	—	—		—	—	(.0000)
Total Distributions	(.0121)	(.0430)	(.0200)		(.0429)	(.0230)	(.0060)
Net Asset Value, End of Period	$.9996	$1.0002	$1.0000		$1.0000	$1.0000	$1.0000
Total Return††	1.22%	4.39%	2.01	%**	4.38%	2.33%	.61%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$2,048.3	$462.3	$264.9		$295.9	$409.3	$454.7
Ratio of Gross Expenses to Average Net Assets#	.39%	.42%	.47	%*	.46%	.48%	.49%
Ratio of Net Expenses to Average Net Assets	.39%‡	.42%	.47	%*‡	.45%‡	.47%‡	.49%‡
Ratio of Net Investment Income (Loss) to Average Net Assets	.81%	4.09%	4.78	%*	4.26%	2.25%	.57%

See Notes to Financial Highlights                                     49

Financial Highlights (cont'd)

Neuberger Berman Institutional Cash Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class†

	Year Ended March 31,				Period from November 1, 2004^^to March 31,		Year Ended October 31,
	2009	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000		$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0178	.0472	.0499	.0353	.0083		.0092
Net Gains or Losses on Securities	(.0001)	(.0000)	(.0000)	(.0000)	.0000		.0000
Total From Investment Operations	.0177	.0472	.0499	.0353	.0083		.0092
Less Distributions From:
Net Investment Income	(.0178)	(.0472)	(.0499)	(.0353)	(.0083)		(.0092)
Net Capital Gains	—	—	—	—	(.0000)		(.0000)
Total Distributions	(.0178)	(.0472)	(.0499)	(.0353)	(.0083)		(.0092)
Net Asset Value, End of Period	$.9999	$1.0000	$1.0000	$1.0000	$1.0000		$1.0000
Total Return††	1.79%	4.83%	5.11%	3.59%	0.83	%**§	0.93%§
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$1,938.6	$2,955.7	$2,125.0	$2,028.5	$2,247.9		$2,691.5
Ratio of Gross Expenses to Average Net Assets#	.28%	.26%	.26%	.28%	.28	%*	.28%
Ratio of Net Expenses to Average Net Assets	.28%	.26%	.26%‡	.28%‡	.28	%*‡	.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.87%	4.64%	5.00%	3.54%	1.99	%*	.92%

See Notes to Financial Highlights                                     50

Financial Highlights (cont'd)

Neuberger Berman Prime Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class†

	Year Ended March 31,				Period from December 27, 2004^to March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0173	.0468	.0500	.0353	.0058
Net Gains or Losses on Securities	(.0003)	.0000	(.0000)	(.0000)	.0000
Total From Investment Operations	.0170	.0468	.0500	.0353	.0058
Less Distributions From:
Net Investment Income	(.0173)	(.0468)	(.0500)	(.0353)	(.0058)
Net Capital Gains	(.0000)	—	—	—	(.0000)
Total Distributions	(.0173)	(.0468)	(.0500)	(.0353)	(.0058)
Net Asset Value, End of Period	$.9997	$1.0000	$1.0000	$1.0000	$1.0000
Total Return††	1.75%	4.78%	5.11%	3.59%	0.58	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$802.4	$1,150.4	$804.6	$831.9	$701.8
Ratio of Gross Expenses to Average Net Assets#	.30%	.27%	.27%	.28%	.32	%*
Ratio of Net Expenses to Average Net Assets	.29%	.27%	.27%‡	.28%‡	.31	%*‡
Ratio of Net Investment Income (Loss) to Average Net Assets	1.87%	4.64%	5.00%	3.57%	2.23	%*

See Notes to Financial Highlights                                     51

Financial Highlights (cont'd)

Neuberger Berman Tax-Free Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Reserve Class†

	Year Ended March 31, 2009	Period from November 1, 2007^^to March 31, 2008		Year Ended October 31, 2007	Period from December 19, 2005^to October 31, 2006
Net Asset Value, Beginning of Period	$1.0004	$1.0000		$1.0000	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0168	.0120		.0350	.0282
Net Gains or Losses on Securities	.0018	.0004		.0000	.0000
Total From Investment Operations	.0186	.0124		.0350	.0282
Less Distributions From:
Net Investment Income	(.0168)	(.0120)		(.0350)	(.0282)
Net Capital Gains	(.0024)	(.0000)		(.0000)	—
Total Distributions	(.0192)	(.0120)		(.0350)	(.0282)
Net Asset Value, End of Period	$0.9998	$1.0004		$1.0000	$1.0000
Total Return††	1.94%	1.21	%**	3.56%	2.86	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$750.2	$2,034.2		$1,753.3	$1,165.1
Ratio of Gross Expenses to Average Net Assets#	.22%	.19	%*	.19%	.19	%*
Ratio of Net Expenses to Average Net Assets‡	.22%	.19	%*	.18%	.17	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.76%	2.84	%*	3.51%	3.30	%*

See Notes to Financial Highlights                                     52

Financial Highlights (cont'd)

Neuberger Berman Treasury Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Institutional Class†

	Year Ended March 31,		Period from December 18, 2006^to March 31,
	2009	2008	2007
Net Asset Value, Beginning of Period	$1.0000	$1.0000	$1.0000
Income From Investment Operations:
Net Investment Income (Loss)	.0097	.0412	.0146
Net Gains or Losses on Securities	.0003	.0000	.0000
Total From Investment Operations	.0100	.0412	.0146
Less Distributions From:
Net Investment Income	(.0097)	(.0412)	(.0146)
Net Capital Gains	(.0000)	—	—
Total Distributions	(.0097)	(.0412)	(.0146)
Net Asset Value, End of Period	$1.0003	$1.0000	$1.0000
Total Return††	0.97%	4.20%	1.47	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$1,155.0	$3,737.0	$448.3
Ratio of Gross Expenses to Average Net Assets#	.14%	.10%	.10	%*
Ratio of Net Expenses to Average Net Assets‡	.14%	.10%	.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.36%	3.29%	5.08	%*

See Notes to Financial Highlights                                     53

Notes to Financial Highlights

†	The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Master Series' income and expenses (except for the periods November 1, 2001 to February 28, 2007 and October 6, 2008 to March 31, 2009 for Government Money, the periods February 9, 2001 to December 29, 2004 and September 29, 2008 to March 31, 2009 for Institutional Cash, the period September 29, 2008 to March 31, 2009 for Prime Money, the periods December 19, 2005 to September 10, 2007 and October 6, 2008 to March 31, 2009 for Tax-Free Money, and the period December 15, 2008 to March 31, 2009 for Treasury, when they were organized in a single-tier structure).

††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses (see Note B of Notes to Financial Statements).

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡	After reimbursement and/or waiver of certain expenses by Management (see Note B of Notes to Financial Statements). Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended March 31,	Period from November 1, 2006 to March 31,	Year Ended October 31,
	2009	2007	2006	2005	2004
Government Money Investor Class	.40%	.48%	.47%	.49%	.58%

	Year Ended March 31,		Period from November 1, 2004 to March 31,
	2007	2006	2005
Institutional Cash Trust Class	.28%	.30%	.30%

	Year Ended March 31,		Period from December 27, 2004 (Commencement of Operations) to March 31,
	2007	2006	2005
Prime Money Trust Class	.28%	.30%	.33%

	Year Ended March 31, 2009	Period from November 1, 2007 to March 31, 2008	Year Ended October 31, 2007	Period from December 19, 2005 (Commencement of Operations) to October 31, 2006
Tax-Free Money Reserve Class	.27%	.30%	.33%	.36%

Notes to Financial Highlights (cont'd)

	Year Ended March 31,		Period from December 18, 2006 (Commencement of Operations) to March 31,
	2009	2008	2007
Treasury Institutional Class	.25%	.22%	.34%

§  Prior to December 30, 2004, Institutional Cash was organized in a multiple class structure rather than as a feeder fund in a master-feeder structure. Performance shown prior to the reorganization date of December 30, 2004 is that of the predecessor fund, the Neuberger Berman Institutional Cash Fund Trust Class.

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

^^  The Fund's fiscal year end changed from October 31 to March 31.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Lehman Brothers Income Funds and
Neuberger Berman Institutional Liquidity Series, and
the Shareholders of
Neuberger Berman Government Money Fund and
Neuberger Berman Institutional Cash Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Government Money Fund (a series of Lehman Brothers Income Funds) and Neuberger Berman Institutional Cash Fund (a series of Neuberger Berman Institutional Liquidity Series) (collectively, the "Funds"), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Government Money Fund, a series of Lehman Brothers Income Funds, and Neuberger Berman Institutional Cash Fund, a series of Neuberger Berman Institutional Liquidity Series, at March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 13, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Institutional Liquidity Series,
Lehman Brothers Income Funds and
Lehman Brothers Institutional Liquidity Funds and
the Shareholders of
Neuberger Berman Prime Money Fund, Neuberger Berman Tax-Free Money Fund and
Neuberger Berman Treasury Fund

We have audited the accompanying statements of assets and liabilities including the schedules of investments, of Neuberger Berman Prime Money Fund, a series of Neuberger Berman Institutional Liquidity Series, Neuberger Berman Tax-Free Money Fund (formerly Lehman Brothers Tax-Free Money Fund), a series of Lehman Brothers Income Funds, and Neuberger Berman Treasury Fund (formerly Treasury Portfolio), a series of Lehman Brothers Institutional Liquidity Funds (collectively, the "Funds"), as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets, with respect to Neuberger Berman Prime Money Fund and Neuberger Berman Treasury Fund, for each of the two years in the period then ended, and with respect to Neuberger Berman Tax-Free Money Fund, for the year ended March 31, 2009, the period from November 1, 2007 to March 31, 2008 and the year ended October 31, 2007, and the financial highlights, with respect to Neuberger Berman Prime Money Fund, for each of the four years in the period then ended and for the period from December 27, 2004 to March 31, 2005, with respect to Neuberger Berman Tax-Free Money Fund, for the year ended March 31, 2009, the period from November 1, 2007 to March 31, 2008, the year ended October 31, 2007 and for the period from December 19, 2005 to October 31, 2006, and with respect to Neuberger Berman Treasury Fund, for each of the two years in the period then ended and for the period from December 18, 2006 to March 31, 2007. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Prime Money Fund, Neuberger Berman Tax-Free Money Fund and Neuberger Berman Treasury Fund as of March 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
May 14, 2009

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
888.556.9030

Sub-Adviser
Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Address correspondence to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of Lehman Brothers Income Funds ("LBIF"), Lehman Brothers Institutional Liquidity Funds ("LBILF") and Neuberger Berman Institutional Liquidity Series ("NBILS") (each a "Trust", and collectively the "Trusts"). All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management LLC ("Management"), Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("LBAM") and Neuberger Berman LLC ("Neuberger"). The Statement of Additional Information includes additional information about the Trustees and Officers and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Independent Trustees

John Cannon (1930)	Trustee of LBIF, LBILF and NBILS since 1994, 2005 and 2004, respectively.	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	52	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (1935)	Trustee of LBIF, LBILF and NBILS since 2000, 2005 and 2004, respectively.	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	52	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Martha C. Goss (1949)	Trustee of LBIF, LBILF and NBILS since 2007.	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	52	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
C. Anne Harvey (1937)	Trustee of LBIF, LBILF and NBILS since 2000, 2005 and 2004, respectively.	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	52	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (1927)	Trustee of LBIF, LBILF and NBILS since 1993, 2005 and 2004, respectively.	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	52	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (1960)	Trustee of LBIF, LBILF and NBILS since 2007.	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	52	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (1937)	Trustee of LBIF, LBILF and NBILS since 2000, 2005 and 2004, respectively.	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	52	Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
George W. Morriss (1947)	Trustee of LBIF, LBILF and NBILS since 2007.	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	52	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Edward I. O'Brien (1928)	Trustee of LBIF, LBILF and NBILS since 2000, 2005 and 2004, respectively.	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	52	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Cornelius T. Ryan (1931)	Trustee of LBIF, LBILF and NBILS since 2000, 2005 and 2004, respectively.	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	52	None.

Tom D. Seip (1950)	Trustee of LBIF, LBILF and NBILS since 2006; Lead Independent Trustee of LBIF, LBILF and NBILS 2006 to 2008; Chairman of the Board of LBIF, LBILF and NBILS since 2008.	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President — Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	52	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Candace L. Straight (1947)	Trustee of LBIF, LBILF and NBILS since 1993, 2005 and 2004, respectively.	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	52	Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee of LBIF, LBILF and NBILS since 2000, 2005 and 2004, respectively.	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	52	None.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee

Trustees who are "Interested Persons"

Joseph V. Amato* (1962)	Trustee of LBIF, LBILF and NBILS since 2009.	Chief Executive Officer and President, Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.) and Neuberger, since 2007; Managing Director of LBAM since 2007; Global Head of Asset Management in the Investment Management Division, Lehman Brothers Holdings Inc., since 2006; Member of the Investment Management Division's Executive Management Committee, Lehman Brothers Holdings Inc., since 2006; Board member of LBAM since 2006; formerly, Managing Director, Lehman Brothers Inc., 2006 to 2008; formerly, Chief Recruiting and Development Officer, Lehman Brothers Inc., 2005 to 2006; formerly, Global Head of Equity Sales and Member of the Equities Division Executive Committee, Lehman Brothers Inc., 2003 to 2005.	52	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee of LBIF, LBILF and NBILS since 2008; prior thereto, Executive Vice President of LBIF, LBILF and NBILS in 2008; Vice President of LBIF, LBILF and NBILS 2000 to 2008, 2005 to 2008 and 2004 to 2008, respectively.	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	52	Chairman of the Board, Staten Island Mental Health Society since 2008.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Jack L. Rivkin* (1940)	Trustee of LBIF since 2002 and President from 2002 to 2008; Trustee of LBILF since 2005 and President from 2005 to 2008; Trustee of NBILS since 2004 and President from 2004 to 2008.	Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	52	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*	Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer of LBIF, LBILF and NBILS since 2002, 2005 and 2004, respectively.	Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, twelve registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, two since 2004, one since 2005 and one since 2006).

Michael J. Bradler (1970)	Assistant Treasurer of LBIF, LBILF and NBILS since 2005.	Vice President, Neuberger, since 2006; Employee, Management, since 1997; Assistant Treasurer, twelve registered investment companies for which Management acts as investment manager and administrator (eleven since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President of LBIF, LBILF and NBILS since 2008 and Secretary of LBIF, LBILF and NBILS since 1985, 2005 and 2004, respectively	Senior Vice President, Neuberger, since 2007 and Employee since 1999; formerly, Vice President, Neuberger, 2002 to 2006; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, twelve registered investment companies for which Management acts as investment manager and administrator (twelve since 2008); Secretary, twelve registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, two since 2004, one since 2005 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President of LBIF, LBILF and NBILS since 2008 and Chief Legal Officer of LBIF, LBILF and NBILS since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002).	Senior Vice President, Neuberger, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Senior Vice President, Management, since 2006; Secretary and General Counsel, Management, since 2004; Executive Vice President, twelve registered investment companies for which Management acts as investment manager and administrator (twelve since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twelve registered investment companies for which Management acts as investment manager and administrator (eleven since 2005 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (1965)	Assistant Secretary of LBIF, LBILF and NBILS since 2002, 2005 and 2004, respectively.	Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, twelve registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, two since 2004, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President of LBIF, LBILF and NBILS since 2008.	Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, twelve registered investment companies for which Management acts as investment manager and administrator (twelve since 2008).

Kevin Lyons (1955)	Assistant Secretary of LBIF, LBILF and NBILS since 2003, 2005 and 2004.	Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, twelve registered investment companies for which Management acts as investment manager and administrator (eight since 2003, two since 2004, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President of LBIF, LBILF and NBILS since 2008.	Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, twelve registered investment companies for which Management acts as investment manager and administrator (twelve since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer of LBIF, LBILF and NBILS since 2005; prior thereto, Assistant Treasurer of LBIF, LBILF and NBILS since 2002, 2005 and 2004, respectively.	Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, twelve registered investment companies for which Management acts as investment manager and administrator (eleven since 2005 and one since 2006); formerly, Assistant Treasurer, twelve registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President of LBIF, LBILF and NBILS since 2008.	Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; formerly, Vice President, Neuberger, 1999 to 2003; Vice President, twelve registered investment companies for which Management acts as investment manager and administrator (twelve since 2008).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Frank Rosato (1971)	Assistant Treasurer of LBIF, LBILF and NBILS since 2005.	Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, twelve registered investment companies for which Management acts as investment manager and administrator (eleven since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President of LBIF, LBILF and NBILS since 2008.	Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, twelve registered investment companies for which Management acts as investment manager and administrator (twelve since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Chamaine Williams (1971)	Chief Compliance Officer of LBIF, LBILF and NBILS since 2005.	Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, twelve registered investment companies for which Management acts as investment manager and administrator (eleven since 2005 and one since 2006); formerly, Senior Vice President, Lehman Brothers Inc., 2007 to 2008; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; formerly, Chief Compliance Officer, LBAM, 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158

(2)	Pursuant to the By-Laws of the Trust, each Officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

Each Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

Tax-Free Money hereby designates $78,980 as a capital gain distribution.

For the fiscal period ended March 31, 2009, the percentages representing the portion of distributions from net investment income, which are exempt from federal tax, other than alternative minimum tax are as follows:

Tax-Free Money Fund	100%

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended March 31, 2009. This information should not be used to complete your tax returns.

	U.S. Treasury Obligations	Other Direct U.S. Government Obligations	Other Indirect U.S. Government Obligations	Repurchase Agreements
Neuberger Berman Government Money Fund	0.0%	49.4%	29.5%	21.0%
Neuberger Berman Institutional Cash Fund	0.0	0.0	0.2	5.3
Neuberger Berman Prime Money Fund	0.0	0.1	0.1	6.0
Neuberger Berman Tax-Free Fund	0.0	0.0	0.0	0.0
Neuberger Berman Treasury Fund	7.3	0.0	0.0	92.2

Board Consideration of the Management and Sub-Advisory Agreements
(Neuberger Berman Treasury Fund)

On November 11, 2008, the Board of Trustees of Lehman Brothers Institutional Liquidity Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Lehman Brothers Institutional Liquidity Funds ("Independent Fund Trustees") approved interim Management and Sub-Advisory Agreements between Management and Lehman Brothers Institutional Liquidity Funds, on behalf of Neuberger Berman Treasury Fund ("Fund"), which would become effective when the Fund ceased operating in the master-feeder structure and investing in its corresponding Master Series ("Interim Agreements"). Through

December 14, 2008, the Fund invested all of its net investable assets in Treasury Master Series, a series of Institutional Liquidity Trust. As of December 15, 2008, the Fund ceased investing in Treasury Master Series and began investing directly in securities in accordance with its investment objective and policies. A discussion of the Board's considerations in approving the Management and Sub-Advisory Agreements between Management and Institutional Liquidity Trust at a meeting on September 25, 2008, is included in the Fund's Semi-Annual Report to shareholders for the period ended September 30, 2008 ("Prior Agreements").

Consideration of the Interim Agreements followed shortly after the Independent Fund Trustees' approval of the renewal of the Prior Agreements. The terms of the Interim Agreements are identical to those of the Prior Agreements in every material respect. Accordingly, in considering the Interim Agreements, the Independent Fund Trustees took into account the factors they had already considered in approving the Prior Agreements. In that process, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Lehman Brothers Asset Management LLC ("LBAM") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and LBAM regarding their personnel and operations. The Independent Fund Trustees, following an extensive review of materials submitted by Management and a report from an independent data service, unanimously determined that the Prior Agreements were fair and reasonable and that their renewal would be in the best interests of the Fund and its shareholders.

The Board also considered whether and to what extent the bankruptcy filing by Lehman Brothers Holdings Inc. ("LBHI") might affect each of the factors considered by the Board in approving the Prior Agreements. Among other matters, the Board discussed capitalization, retention of key employees, and provisions that were being made for Management, LBAM and their affiliates to receive ancillary services previously provided through LBHI.

In approving the Interim Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Interim Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and LBAM could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and LBAM's capabilities to manage the Fund, despite the bankruptcy filing by LBHI; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

Board Consideration of the New Management and Sub-Advisory Agreements

Lehman Brothers Holdings Inc. ("Lehman Brothers") has entered into an agreement to sell a controlling interest in the investment adviser and sub-adviser to each of Neuberger Berman Government Money Fund, Neuberger Berman Institutional Cash Fund, Neuberger Berman Prime Money Fund, Neuberger Berman Tax-Free Money Fund, and Neuberger Berman Treasury Fund (each individually a "Fund"). Under the agreement, Lehman Brothers would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (collectively, the "Acquired Businesses") to NBSH Acquisition, LLC (the "Proposed Acquisition"). NBSH Acquisition, LLC ("NBSH") was organized by key members of Neuberger Berman's management for the purpose of facilitating the acquisition of the Acquired Businesses. At the closing of the Proposed Acquisition, a majority interest in the Acquired Businesses will be directly or indirectly owned by portfolio managers, Neuberger Berman's management team and certain key members and senior professionals of the former Investment Management Division ("Management Members"), as well as by Lehman Brothers and certain affiliates of Lehman Brothers.

The Acquired Businesses include Neuberger Berman Management LLC ("Management") and Lehman Brothers Asset Management ("LBAM"), the adviser and sub-adviser to the Funds, respectively. The Proposed Acquisition has been deemed to result in an "assignment" of the Funds' existing Management Agreement and Sub-Advisory Agreement (the "Existing Agreements") under the 1940 Act. As required by the 1940 Act, the Funds' Existing Agreements provide for their automatic termination in the event of an assignment, and each will terminate upon the consummation of the Proposed Acquisition. Accordingly, on December 17, 2008, the Board approved new Management and Sub-Advisory Agreements with Management and LBAM, respectively, or their successors (together, the "Advisers"), on the same terms and with the same compensation structure as are currently in effect (together, "New Agreements"), which took effect with respect to each Fund upon consummation of the Proposed Acquisition when it was approved by that Fund's shareholders.

The Trustees of the Trust discussed the Proposed Acquisition on December 17, 2008. Prior to submitting its bid to public auction, Management met telephonically with the Independent Trustees to brief them on the Proposed Acquisition. Following the public auction wherein NBSH was determined to be the successful bidder, the Independent Trustees again met telephonically with Management to obtain additional information about the Proposed Acquisition. The Independent Trustees, with the assistance of independent counsel, prepared written due diligence requests that were presented to Management and appointed a Task Force of Independent Trustees to lead the due diligence effort ("Task Force").

Management provided written responses to the due diligence requests. After extensive review and analysis and discussions during a telephonic and in person meeting of the Independent Trustees, the Task Force submitted clarifying questions. The Independent Trustees met as a body in person to receive the report of the Task Force and consider the New Agreements. Throughout the process, the Task Force and the Independent Trustees were advised by experienced 1940 Act counsel that is independent of Management and NBSH. In addition, the Independent Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the New Agreements.

Consideration of the New Agreements followed shortly on the heels of the Independent Trustees' annual consideration of whether to renew the Existing Agreements (including in the case of Treasury Fund, the Prior Agreements), carried out pursuant to Section 15(c) of the 1940 Act. In that process, which began prior to the June 2008 quarterly meeting of the Board and was concluded at the September 2008 quarterly meeting, the Independent Trustees, following an extensive review of materials submitted by Management and a report from an independent data service, unanimously determined that the Existing Agreements were fair and reasonable and that their renewal would be in the best interests of the Funds and their shareholders. Accordingly, in considering the New Agreements, the Independent Trustees took into account the fact that the terms of the New Agreements would be identical to those of the Existing Agreements in every respect except for the term and termination date and potentially the name of the investment adviser. The Independent Trustees' consideration of the Existing Agreements is described above.

In evaluating the proposed New Agreements, the Independent Trustees considered that they have generally been satisfied with the nature and quality of the services provided to the Funds by Management and LBAM, including investment advisory, administrative and support services, and that the Funds would be best served by an arrangement that appeared likely to maintain the continuity and stability of the providers of these services. Accordingly, the Independent Trustees considered very carefully the intentions of NBSH (including its successor or assign) regarding capitalization, management structure, staffing, compensation and staff retention and whether these seemed designed to provide the desired continuity and stability. They inquired specifically about staffing and resources in the areas of portfolio management, investment research, trading, fund accounting, legal and compliance, internal audit, and senior executive staff. Although at the time the Board considered the New Agreements no final decisions had been reached as to the distribution of equity interests in NBSH (or its successor or assign), the Trustees were advised that senior members of management, including the two Fund Trustees employed by the Advisers, would receive equity interests in NBSH. Because of these interests, as well as any future employment arrangements with the Advisers, these persons, individually or in the aggregate, could have a material interest in the Proposed Acquisition and in shareholder approval of the New Agreements. In considering the New Agreements, the Trustees were aware of these interests.

The Independent Trustees inquired whether NBSH (or its successor or assign) had specific plans for the future structure of the Neuberger Berman Funds, whether they plan to propose to eliminate any Funds, and whether they intend to continue or alter certain expansion plans that are already underway. They also inquired whether there are plans to change the fees or expense structure of any of the Funds. The Independent Trustees inquired about the long-term plans for the Advisers, including any expectations for cost savings or expense reductions. They also inquired about the capital structure and working capital likely to be available to NBSH (or its successor or assign).

The Independent Trustees considered the following factors, in addition to the factors discussed above, among others, in connection with their consideration of the New Agreements: (1) the nature, extent, and quality of the services provided by Management and LBAM; (2) the performance of the Funds compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Independent Trustees did not identify any particular information that was all important or controlling, and each Trustee may have attributed different weights to the various factors.

In unanimously approving and recommending the New Agreements, the Independent Trustees concluded that the terms of each New Agreement are fair and reasonable and that approval of the New Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Independent Trustees considered the following factors, among others:

(1) that the terms of the New Agreements are identical in all material respects to those of the Existing Agreements;

(2) that the Advisers will maintain operational autonomy and continuity of management following the Proposed Acquisition;

(3) the favorable history, reputation, qualification, and background of Management and LBAM, as well as the qualifications of each entity's personnel and each entity's respective financial condition;

(4) the commitment of NBSH (or its successor or assign) to retain key personnel currently employed by Management and LBAM who currently provide services to the Funds;

(5) the commitment of NBSH (or its successor or assign) to maintaining the current level and quality of Fund services;

(6) the proposed division of equity in NBSH (or its successor or assign) among Management Members and other personnel upon consummation of the Proposed Acquisition;

(7) the fees and expense ratio of each Fund relative to comparable mutual funds;

(8) that the fees are identical to those paid under the Existing Agreements;

(9) that the fees and expense ratios of each Fund appear to the Board to be reasonable given the quality of services expected to be provided;

(10) the commitment of Management to: (a) maintaining the Funds' current contractual expense limitation agreements upon consummation of the Proposed Acquisition to ensure that shareholders of Funds that have such arrangements in place do not face an increase in covered expenses; and (b) not change any voluntary expense limitation or waiver so as to increase the expenses a Fund would pay without the prior approval of the Board;

(11) the performance of the Funds relative to comparable mutual funds and unmanaged indices;

(12) the commitment of Management (or its successor) to pay the expenses of the Funds in connection with the Proposed Acquisition, including all expenses in connection with the solicitation of proxies, so that shareholders of the Funds would not have to bear such expenses;

(13) the actual and potential effects on the Advisers of the bankruptcy of Lehman Brothers, and the effects of the Lehman Brothers bankruptcy on the information considered by the Independent Trustees in their prior analyses of the principal service contracts;

(14) the provisions made to continue providing to the Advisers certain services that were previously provided to them by or through Lehman Brothers or its other affiliates;

(15) the possible benefits that may be realized by the Funds and by the Advisers as a result of the Proposed Acquisition; and

(16) that the Proposed Acquisition is expected to maintain continuity of management of the Funds and may reduce the potential for future vulnerability to changes in control of the Advisers that could be adverse to the Funds' interests and that could affect the retention of key employees providing services to the Funds.

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Shareholder Services 800.877.9700
Broker/Dealer and Institutional Services 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

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Item 2. Code of Ethics

The Board of Trustees (“Board”) of Neuberger Berman Institutional Liquidity Series (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21647 (filed on June 5, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

The financial information provided below is that of the Registrant. This N-CSR relates only to Neuberger Berman Institutional Cash Fund and Neuberger Berman Prime Money Fund, each a series of the Registrant (collectively, the “Funds”). Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Institutional Cash Fund. Tait, Weller & Baker LLP (“TW&B”) serves as independent registered public accounting firm to Neuberger Berman Prime Money Fund.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $11,200 and $29,500 for the fiscal years ended 2008 and 2009, respectively.

The aggregate fees billed for professional services rendered by TW&B for the audit of the annual financial statements or services that are normally provided by TW&B in connection with statutory and regulatory filings or engagements were $4,700 and $15,300 for the fiscal years ended 2008 and 2009, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The aggregate fees billed to the Registrant for assurance and related services by TW&B that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by TW&B that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $3,100 and $9,400 for the fiscal years ended 2008 and 2009, respectively. The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $7,100 and $0 for the fiscal years ended 2008 and 2009, respectively. The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by TW&B for tax compliance, tax advice, and tax planning were $1,600 and $1,700 for the fiscal years ended 2008 and 2009, respectively. The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by TW&B for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by TW&B for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $1,600 and $0 for the fiscal years ended 2008 and 2009, respectively. The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by TW&B for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The aggregate fees billed to the Registrant for products and services provided by TW&B, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for products and services provided by TW&B, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $3,100 and $9,400 for the fiscal years ended 2008 and 2009, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $400,000 and $400,000 for the fiscal years ended 2008 and 2009, respectively.

Non-audit fees billed by TW&B for services rendered to the Registrant were $1,600 and $1,700 for the fiscal years ended 2008 and 2009, respectively.

Non-audit fees billed by TW&B for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $48,900 and $0 for the fiscal years ended 2008 and 2009, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and TW&B’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Registrant.

Item 6. Schedule of Investments

The complete schedule of investments for the Funds is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Registrant’s Form N-CSR, Investment Company Act file number 811-21647 (filed June 5, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Institutional Liquidity Series

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: June 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: June 5, 2009

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: June 5, 2009